UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT INVESTMENT
COMPANIES

Investment Company Act file number 811-5349

Goldman Sachs Trust

(Exact name of registrant as specified in charter)

71 South Wacker Drive, Suite 500, Chicago, Illinois 60606

(Address of principal executive offices) (Zip code)

Peter V. Bonanno, Esq.	Copies to:
Goldman, Sachs & Co.	Kenneth L. Greenberg, Esq.
One New York Plaza	Drinker Biddle & Reath LLP
New York, New York 10004	One Logan Square
18th and Cherry Streets
Philadelphia, PA 19103

(Name and address of agents for service)

Registrant’s telephone number, including area code: (312) 655-4400

Date of fiscal year end: October 31

Date of reporting period: October 31, 2006

ITEM 1.	REPORTS TO STOCKHOLDERS.

The Annual Report to Stockholders is filed herewith.

Goldman Sachs Funds

STRUCTURED EQUITY FLEX FUNDS	Annual Report October 31, 2006

Long-term growth of capital from portfolios that have the flexibility to buy securities long and sell securities short.

Asset Management

Goldman Sachs Structured Equity Flex Funds

■	GOLDMAN SACHS STRUCTURED U.S. EQUITY FLEX FUND

■	GOLDMAN SACHS STRUCTURED INTERNATIONAL EQUITY FLEX FUND
The Structured U.S. Equity Flex Fund invests in a broadly diversified portfolio of large-capitalization U.S. equity investments and is subject to market risk so that the value of the securities in which it invests may go up or down in response to the prospects of individual companies, particular industry sectors and/or general economic conditions. The Fund is subject to the risks associated with short selling of securities. Short selling involves leverage of the Fund’s assets and presents various other risks. Because the Fund must first borrow a security to establish a short position, there is a risk that a security will not be available at a particular time or at an acceptable price and therefore the Fund may not be able to implement its investment strategy. In addition, the Fund may be obligated to cover its short position at a higher price than the short price, resulting in a loss. Losses on short sales are potentially unlimited as a loss occurs when the value of a security sold short increases. Note that short selling involves sophisticated investment techniques that have the potential to add additional risk to a portfolio. The Fund is not appropriate for all investors. The Fund may make substantial investments in derivative instruments, including options, financial futures, swaps, options on swaps, structured securities and other derivative investments. Derivative instruments may involve a high degree of financial risk. These risks include the risk that a small movement in the price of the underlying security or benchmark may result in a disproportionately large movement, unfavorable or favorable, in the price of the derivative instrument; risks of default by a counterparty, and the risks that transactions may not be liquid.
The Structured International Equity Flex Fund invests in a broadly diversified portfolio of equity investments in companies that are organized outside the United States or whose securities are principally traded outside the United States and is subject to market risk so that the value of the securities in which it invests may go up or down in response to the prospects of individual companies, particular industry sectors and/or general economic conditions. Foreign and emerging market securities may be more volatile than investments in U.S. securities and will be subject to the risks of currency fluctuations and sudden economic or political developments. At times, the Fund may be unable to sell certain of its portfolio securities without a substantial drop in price, if at all. The Fund is subject to the risks associated with short selling of securities. Short selling involves leverage of the Fund’s assets and presents various other risks. Because the Fund must first borrow a security to establish a short position, there is a risk that a security will not be available at a particular time or an acceptable price and therefore the Fund may not be able to implement its investment strategy. In addition, the Fund may be obligated to cover its short position at a higher price than the short price, resulting in a loss. Losses on short sales are potentially unlimited as a loss occurs when the value of a security sold short increases. Note that short selling involves sophisticated investment techniques that have the potential to add additional risk to a portfolio. The Fund is not appropriate for all investors. The Fund may make substantial investments in derivative instruments, including options, financial futures, swaps, options on swaps, structured securities and other derivative investments. Derivative instruments may involve a high degree of financial risk. These risks include the risk that a small movement in the price of the underlying security or benchmark may result in a disproportionately large movement, unfavorable or favorable, in the price of the derivative instrument; risks of default by a counterparty, and the risks that transactions may not be liquid.

NOT FDIC-INSURED	May Lose Value	No Bank Guarantee

GOLDMAN SACHS STRUCTURED EQUITY FLEX FUNDS
Goldman Sachs’ Structured Equity
Flex Investment Process

■ Comprehensive – We calculate expected excess returns for approximately 10,000 stocks on a daily basis.

■ Rigorous – We evaluate stocks based on fundamental investment criteria that have outperformed historically.	■ Objective – Our stock selection process is free from the emotion that can lead to biased investment decisions.

■ Our computer optimization process allocates risk to our best investment ideas and constructs funds that strive to neutralize systematic risks and deliver better returns.

■ We take a limited number of short positions by targeting a portfolio weighting of up to 135% long and 35% short, to target full market exposure.	■ We use a unique, proprietary risk model that we believe is more precise, more focused and faster to respond because it seeks to identify, track and manage risk specific to our process, using daily data.

Fully invested, well-diversified portfolio that:

■  Maintains style, sector, risk and capitalization characteristics similar to the benchmark.

■ Offers broad access to a clearly defined equity universe.	■ Aims to generate excess returns that are positive, consistent and repeatable.

■ Gives the fund greater exposure to the investment criteria due to its small number of short positions. This leads to potentially higher expected returns.

PORTFOLIO RESULTS
Structured U.S. Equity Flex Fund
Dear Shareholder,
This report provides an overview of the performance of the Goldman Sachs Structured U.S. Equity Flex Fund over the period from its inception on September 29, 2006 through October 31, 2006.
  Performance Review

Over the period from September 29, 2006 through October 31, 2006, the Fund’s Class A, C, and Institutional Shares generated cumulative total returns, without sales charges, of 1.90%, 1.80%, and 1.90%, respectively. These returns compare to a cumulative total return of 3.26% on the Fund’s benchmark, the S&P 500 Index (with dividends reinvested), over the same time period.
  Portfolio Positioning

In managing the Structured products, we take minimal size and sector bets. We strive to add value versus the Fund’s benchmark through individual stock selection. Our investment process seeks out stocks with strong fundamentals as measured by six themes: Valuation, Profitability, Earnings Quality, Management Impact, Momentum, and Analyst Sentiment. We prefer stocks that trade at attractive prices relative to intrinsic value, and stocks of companies with above-average profit margins and sustainable earnings, and with investing and financing policies that enhance shareholder value. We also prefer stocks with good momentum, and stocks about which fundamental research analysts are becoming more positive. Over the long term, these themes have contributed positively to our portfolio returns, and they typically work well at various times and during different market environments.
  Portfolio Highlights

Returns to the investment themes were negative overall for the period. Momentum was the biggest detractor from excess returns, followed at a distance by Management Impact and Valuation. On the upside, Profitability and Analyst Sentiment contributed positively to relative performance, while Earnings Quality was relatively flat.

Stock selection was negative overall among sectors during the period, most notably in the Healthcare and Industrials sectors. Meanwhile, the Fund’s holdings in the Financials and Energy sectors contributed most positively to relative performance.

We thank you for your investment and look forward to your continued confidence.

Goldman Sachs Quantitative Equity Investment Team

New York, November 15, 2006

FUND BASICS
Structured U.S. Equity Flex Fund
as of October 31, 2006
PERFORMANCE REVIEW

September 29, 2006–October 31, 2006	Fund Total Return (based on NAV)[1]	S&P 500 Index[2]

Class A	1.90%	3.26%
Class C	1.80	3.26
Institutional	1.90	3.26

[1]	The net asset value (NAV) represents the net assets of the class of the Fund (ex-dividend) divided by the total number of shares of the class outstanding. The Fund’s performance reflects the reinvestment of dividends and other distributions. The Fund’s performance does not reflect the deduction of any applicable sales charges.
[2]	The S&P 500 Index is the Standard & Poor’s 500 Composite Index of 500 stocks, an unmanaged index of common stock prices. The Index is unmanaged and the figures for the Index do not include any deduction for fees, expenses or taxes. It is not possible to invest directly in an unmanaged index.

The returns represent past performance. Past performance does not guarantee future results. The Fund’s investment return and principal value will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance quoted above. Please visit our Web site at: www.goldmansachsfunds.com to obtain the most recent month-end returns. Performance reflects expense limitations in effect. In their absence, performance would be reduced. Returns do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.
STANDARDIZED AVERAGE ANNUAL TOTAL RETURNS

Since Standardized Total Returns are reported as of the most recent calendar quarter-end and since the Structured U.S. Equity Flex Fund commenced operations on September 29, 2006, the Fund has no standardized performance for the period ended September 30, 2006.
SECTOR ALLOCATION AS OF 10/31/06[3]
Percentage of Net Assets

[3]	The percentage shown for each investment category reflects the net value of long and short investments in that category as a percentage of net assets. Figures in the above graph may not sum to 100% due to the exclusion of other assets and liabilities.

FUND BASICS
TOP 10 OVERWEIGHTS AS OF 10/31/06[4]

Portfolio Weighting
Company	Relative to Benchmark	Line of Business

Merck & Co., Inc.	+5.1%	Health Care
Cisco Systems, Inc.	+5.0	Information Technology
Marriott International, Inc.	+4.9	Consumer Discretionary
Pfizer, Inc.	+4.8	Health Care
Archer-Daniels-Midland Co.	+4.6	Consumer Staples
Moodys Corp.	+4.3	Financials
Northrop Grumman Corp.	+4.2	Industrials
US Bancorp	+4.1	Financials
Hewlett-Packard Co.	+3.8	Information Technology
Humana, Inc.	+3.5	Health Care

TOP 10 UNDERWEIGHTS AS OF 10/31/06[4]

	Portfolio Weighting
Company	Relative to Benchmark	Line of Business

Freddie Mac	-4.9%	Financials
eBay, Inc.	-4.4	Information Technology
Affymetrix, Inc.	-4.2	Health Care
Fortune Brands, Inc.	-3.5	Consumer Discretionary
General Electric Co.	-2.9	Industrials
Legg Mason, Inc.	-2.7	Financials
Tiffany & Co.	-2.1	Consumer Discretionary
Citigroup, Inc.	-2.0	Financials
Sepracor, Inc.	-1.7	Health Care
JDS Uniphase Corp.	-1.6	Information Technology

[4]	If a stock holding comprises a larger proportion of the Fund’s portfolio when compared to its proportionate position in the benchmark, it is considered an overweight. Conversely, when a stock holding comprises a smaller proportion of the Fund’s portfolio compared to its proportionate position in the benchmark, the stock is considered an underweight. The top 10 overweights/underweights may not be representative of the Fund’s future investments.

PORTFOLIO RESULTS
Structured International Equity Flex Fund
Dear Shareholder:
This report provides an overview of the performance of the Goldman Sachs Structured International Equity Flex Fund
over the period from its inception on July 31, 2006 through October 31, 2006.

  Performance Review

Over the period from July 31, 2006 through October 31, 2006, the Fund’s Class A, C, and Institutional Shares generated cumulative total returns, without sales charges, of 6.70%, 6.60%, and 6.90%, respectively. These returns compare to a cumulative total return of 6.91% on the Fund’s benchmark, the Morgan Stanley Capital International (MSCI) Europe, Australasia, Far East (EAFE) Index (unhedged and net of dividend withholding taxes, with dividends reinvested), over the same time period.

  Portfolio Positioning

In managing the Structured products, we take minimal size and sector bets. We strive to add value versus the Fund’s benchmark through individual stock selection. Our investment process seeks out stocks with strong fundamentals as measured by six themes: Valuation, Profitability, Earnings Quality, Management Impact, Momentum, and Analyst Sentiment. We prefer stocks that trade at attractive prices relative to intrinsic value, and stocks of companies with above-average profit margins and sustainable earnings, and with investing and financing policies that enhance shareholder value. We also prefer stocks with good momentum, and stocks about which fundamental research analysts are becoming more positive. Over the long term, these themes have contributed positively to our portfolio returns and they typically work well at various times and during different market environments.

  Portfolio Highlights

Returns to the investment themes were positive overall for the period. Earnings Quality and Valuation were the biggest positive contributors to excess returns, followed by Analyst Sentiment. On the downside, Profitability detracted slightly from relative performance, while Momentum and Management Impact were relatively flat.

Stock selection was negative overall among sectors during the period, most notably in the Consumer Discretionary and Energy sectors. Meanwhile, the Fund’s holdings in the Industrials and Healthcare sectors contributed most positively to relative performance.

Among countries, stock selection was weakest in the UK and strongest in France for the period.

We thank you for your investment and look forward to your continued confidence.

Goldman Sachs Quantitative Equity Investment Team

New York, November 15, 2006

FUND BASICS
Structured International Equity Flex Fund
as of October 31, 2006
PERFORMANCE REVIEW

July 31, 2006–October 31, 2006	Fund Total Return (based on NAV)[1]	MSCI EAFE Index (net)[2]

Class A	6.70%	6.91%
Class C	6.60	6.91
Institutional	6.90	6.91

[1]	The net asset value (NAV) represents the net assets of the class of the Fund (ex-dividend) divided by the total number of shares of the class outstanding. The Fund’s performance reflects the reinvestment of dividends and other distributions. The Fund’s performance does not reflect the deduction of any applicable sales charges.
[2]	The unmanaged MSCI EAFE Index (unhedged and net of dividend withholding taxes) is a market capitalization-weighted composite of securities in 21 developed markets. The Index is unmanaged and the figures for the Index do not include any deduction for fees, expenses or taxes. It is not possible to invest directly in an unmanaged index.
STANDARDIZED AVERAGE ANNUAL TOTAL RETURNS[3]

For the period ended 9/30/06	Since Inception	Inception Date

Class A	-1.24%	7/31/06
Class C	2.40	7/31/06
Institutional	3.60	7/31/06

[3]	The Standardized Total Returns are average annual total returns as of the most recent calendar quarter-end. They assume reinvestment of all distributions at NAV. These returns reflect a maximum initial sales charge of 5.5% for Class A Shares and the assumed contingent deferred sales charge for Class C Shares (1% if redeemed within 12 months of purchase). Because Institutional Shares do not involve a sales charge, such a charge is not applied to their Standardized Total Returns. The Fund will charge a 2% redemption fee on the redemption of shares (including by exchange) held for 30 calendar days or less. The performance figures do not reflect the deduction of the redemption fee. If reflected, the redemption fee would reduce the performance quoted.

The returns represent past performance. Past performance does not guarantee future results. The Fund’s investment return and principal value will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance quoted above. Please visit our Web site at: www.goldmansachsfunds.com to obtain the most recent month-end returns. Performance reflects expense limitations in effect. In their absence, performance would be reduced. Returns do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

FUND BASICS
SECTOR ALLOCATION AS OF 10/31/06[4]
Percentage of Net Assets

[4]	The percentage shown for each investment category reflects the value of long investments in that category as a percentage of net assets and does not reflect the value of the total return swap. Figures in the above graph may not sum to 100% due to the exclusion of other assets and liabilities.
TOP 10 OVERWEIGHTS AS OF 10/31/06[5]

Portfolio Weighting
Company	Relative to Benchmark	Line of Business

Endesa SA	+2.3%	Utilities
Capgemini SA	+2.3	Information Technology
Deutsche Bank AG	+2.3	Financials
Vivendi SA	+2.3	Consumer Discretionary
Muenchener Rueckversicherungs AG	+2.3	Financials
Royal KPN NV	+2.3	Telecommunication Services
Credit Agricole SA	+2.3	Financials
Finmeccanica SpA	+2.3	Industrials
Air France-KLM	+2.0	Industrials
Zurich Financial Services AG	+1.7	Financials

FUND BASICS
TOP 10 UNDERWEIGHTS AS OF 10/31/06[5]

	Portfolio Weighting
Company	Relative to Benchmark	Line of Business

Pfleiderer AG	-2.3%	Industrials
Royal Numico NV	-2.2	Consumer Staples
Zodiac SA	-2.2	Industrials
Fastweb	-1.9	Telecommunication Services
Amec PLC	-1.2	Industrials
Experian Group Ltd.	-1.2	Industrials
Cairn Energy PLC	-1.2	Energy
GlaxoSmithKline PLC	-1.2	Health Care
MISUMI Group, Inc.	-1.2	Energy
Novartis AG	-1.2	Health Care

[5]	If a stock holding comprises a larger proportion of the Fund’s portfolio when compared to its proportionate position in the benchmark, it is considered an overweight. Conversely, when a stock holding comprises a smaller proportion of the Fund’s portfolio compared to its proportionate position in the benchmark, the stock is considered an underweight. The top 10 overweights/underweights may not be representative of the Fund’s future investments.

GOLDMAN SACHS STRUCTURED U.S. EQUITY FLEX FUND
Schedule of Investments
October 31, 2006

Shares	Description	Value
Common Stocks – Long – 129.0%

Aerospace & Defense – 5.9%
24,200	Northrop Grumman Corp.(a)	$1,606,638
13,300	Raytheon Co.(a)	664,335

		2,270,973

Air Freight & Couriers — 1.0%
7,300	Ryder System, Inc.(a)	384,345

Banks – 8.9%
2,400	Bank of America Corp.(a)	129,288
900	Comerica, Inc.	52,371
3,500	Downey Financial Corp.	241,080
2,100	Hanmi Financial Corp.	44,877
1,500	North Fork Bancorp., Inc.	42,870
49,500	U.S. Bancorp.(a)	1,675,080
34,800	Wells Fargo & Co.(a)	1,262,892

		3,448,458

Biotechnology – 1.3%
5,000	Amgen, Inc.*(a)	379,550
2,200	Biogen Idec, Inc.*	104,720

		484,270

Chemicals – 0.9%
7,900	Monsanto Co.(a)	349,338

Commercial Services & Supplies – 0.9%
600	Consolidated Graphics, Inc.*	37,302
11,600	Convergys Corp.*(a)	246,036
1,400	United Stationers, Inc.*	66,850

		350,188

Communications Equipment – 7.0%
93,900	Cisco Systems, Inc.*(a)	2,265,807
12,700	InterDigital Communications Corp.*	454,152

		2,719,959

Computers & Peripherals – 5.8%
43,950	Hewlett-Packard Co.(a)	1,702,623
8,600	Lexmark International, Inc.*	546,874

		2,249,497

Construction & Engineering – 2.3%
15,200	EMCOR Group, Inc.*	899,080

Diversified Financials – 15.0%
8,900	Ameriprise Financial, Inc.(a)	458,350
14,700	Countrywide Financial Corp.(a)	560,364
800	EZCORP, Inc.*	36,136
900	Franklin Resources, Inc.(a)	102,564
34,900	J.P. Morgan Chase & Co.(a)	1,655,656
30,200	Janus Capital Group, Inc.(a)	606,416
3,800	Knight Capital Group, Inc.*	70,870
24,500	Moody’s Corp.(a)	1,624,350
700	Nuveen Investments, Inc.	34,510
1,000	SEI Investments Co.	56,280
8,100	T. Rowe Price Group, Inc.	383,211
3,800	World Acceptance Corp.*	189,962

		5,778,669

Diversified Telecommunication Services – 1.9%
1,900	ALLTEL Corp.(a)	101,289
2,200	AT&T, Inc.(a)	75,350
5,500	BellSouth Corp.	248,050
36,000	Qwest Communications International, Inc.*	310,680

		735,369

Electric Utilities – 2.1%
10,800	PG&E Corp.	465,912
5,500	TXU Corp.(a)	347,215

		813,127

Electrical Equipment – 1.6%
3,700	Belden CDT, Inc.	133,940
6,200	Energizer Holdings, Inc.*(a)	484,530

		618,470

Food & Drug Retailing – 1.8%
23,400	Safeway, Inc.	687,024

Food Products – 4.9%
45,800	Archer-Daniels-Midland Co.(a)	1,763,300
3,500	Dean Foods Co.*(a)	146,615

		1,909,915

Healthcare Equipment & Supplies – 1.2%
12,800	Applera Corp. — Applied Biosystems Group(a)	477,440

Healthcare Providers & Services – 6.7%
8,300	AMERIGROUP Corp.*	248,668
21,900	AmerisourceBergen Corp.(a)	1,033,680
21,800	Humana, Inc.*(a)	1,308,000

		2,590,348

Hotels, Restaurants & Leisure – 5.9%
4,800	Darden Restaurants, Inc.	201,120
44,300	Marriott International, Inc.(a)	1,850,411
6,900	Wendy’s International, Inc.	238,740

		2,290,271

Household Durables – 0.1%
1,500	American Greetings Corp.	35,865

Industrial Conglomerates – 0.1%
1,200	Tyco International Ltd.	35,316

Insurance – 4.3%
33,000	Loews Corp.	1,284,360
6,300	SAFECO Corp.(a)	366,597

		1,650,957

The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS STRUCTURED U.S. EQUITY FLEX FUND
Schedule of Investments (continued)
October 31, 2006

Shares	Description	Value
Common Stocks – Long – (continued)

Internet Software & Services – 1.3%
7,700	Digital River, Inc.*	$445,445
3,100	InfoSpace, Inc.*	62,651

		508,096

IT Consulting & Services – 1.7%
26,700	First Data Corp.	647,475

Machinery – 0.1%
1,400	EnPro Industries, Inc.*	44,800

Media – 9.0%
2,100	Comcast Corp.*	85,407
900	Liberty Media Corp.-Capital*(a)	80,154
11,200	The DIRECTV Group, Inc.*	249,536
20,600	The McGraw-Hill Cos., Inc.(a)	1,321,902
1,200	The Walt Disney Co.	37,752
55,000	Time Warner, Inc.(a)	1,100,550
17,000	Univision Communications, Inc.*(a)	596,020

		3,471,321

Metals & Mining – 0.2%
1,300	Newmont Mining Corp.	58,851

Multiline Retail – 0.1%
2,200	Big Lots, Inc.*	46,376

Oil & Gas – 12.0%
14,500	Anadarko Petroleum Corp.	673,090
17,900	Devon Energy Corp.(a)	1,196,436
34,700	Exxon Mobil Corp.(a)	2,478,274
2,800	Swift Energy Co.*	130,816
3,300	XTO Energy, Inc.(a)	153,978

		4,632,594

Personal Products – 0.4%
5,300	NBTY, Inc.*	147,446

Pharmaceuticals – 11.9%
6,100	King Pharmaceuticals, Inc.*(a)	102,053
47,600	Merck & Co., Inc.(a)	2,161,992
86,900	Pfizer, Inc.(a)	2,315,885

		4,579,930

Real Estate – 1.1%
12,900	American Home Mortgage Investment Corp.	440,793

Semiconductor Equipment & Products – 3.2%
8,700	Micron Technology, Inc.*(a)	125,715
40,200	Novellus Systems, Inc.*	1,111,530

		1,237,245

Software – 2.9%
13,600	Intuit, Inc.*	480,080
9,100	Microsoft Corp.	261,261
3,100	MicroStrategy, Inc.*	369,985

		1,111,326

Specialty Retail – 2.4%
12,400	AutoNation, Inc.*	248,620
16,400	Office Depot, Inc.*	688,636

		937,256

Textiles & Apparel – 1.3%
15,500	Jones Apparel Group, Inc.	517,700

Tobacco – 0.4%
2,600	UST, Inc.(a)	139,256

Wireless Telecommunication Services – 1.4%
700	Leap Wireless International, Inc.*	38,822
8,300	Telephone & Data Systems, Inc.	405,455
1,200	United States Cellular Corp.*	76,092

		520,369

TOTAL COMMON STOCKS – LONG
(Cost $49,254,912) – 129.0%		$49,819,713

LIABILITIES IN EXCESS OF OTHER ASSETS – (29.0)%		(11,207,981)

NET ASSETS – 100.0%		$38,611,732

Common Stocks – Short – 34.0%

Aerospace & Defense – 0.1%
900	World Fuel Services Corp.	$38,718

Biotechnology – 4.0%
60,500	Affymetrix, Inc.	1,542,750

Building Products – 0.2%
1,600	USG Corp.	78,224

Commercial Services & Supplies – 0.1%
2,000	Iconix Brand Group, Inc.	37,280

Communications Equipment – 0.3%
3,600	Kanbay International, Inc.	102,240

Computers & Peripherals – 0.1%
1,600	Rackable Systems, Inc.	49,616

Diversified Financials – 6.7%
24,000	Freddie Mac	1,655,760
10,500	Legg Mason, Inc.	945,210

		2,600,970

Diversified Telecommunications – 2.7%
40,700	JDS Uniphase Corp.	591,371
16,000	NeuStar, Inc.	467,520

		1,058,891

Electrical Equipment – 0.4%
3,900	Energy Conversion Devices, Inc.	143,481

Food & Drug Retailing – 0.6%
9,100	Central European Distribution Corp.	230,958

 The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS STRUCTURED U.S. EQUITY FLEX FUND

Shares	Description	Value
Common Stocks – Short – (continued)

Food Products – 0.3%
2,500	Wm. Wrigley Jr. Co.	$129,875

Healthcare Equipment & Supplies – 0.6%
6,900	Patterson Cos., Inc.	226,665

Healthcare Providers & Services – 0.9%
8,000	Matria Healthcare, Inc.	225,600
3,400	Omnicare, Inc.	128,792

		354,392

Hotels, Restaurants & Leisure – 0.4%
2,700	Station Casinos, Inc.	162,810

Household Durables – 3.3%
16,300	Fortune Brands, Inc.	1,254,285
1,700	Tupperware Brands Corp.	36,091

		1,290,376

Internet Software & Services – 4.1%
4,900	Allscripts Healthcare Solutions, Inc.	115,591
46,200	eBay, Inc.	1,484,406

		1,599,997

IT Consulting & Services – 0.2%
1,800	NAVTEQ	59,760

Metals & Mining – 1.1%
9,700	Arch Coal, Inc.	335,911
2,600	Compass Minerals International, Inc.	80,470

		416,381

Oil & Gas – 2.1%
10,000	ATP Oil & Gas Corp.	429,900
3,500	Kinder Morgan, Inc.	367,850

		797,750

Pharmaceuticals – 2.1%
4,600	Adams Respiratory Therapeutics, Inc.	198,260
11,700	Sepracor, Inc.	605,592

		803,852

Semiconductor Equipment & Products – 0.1%
1,300	Broadcom Corp.	39,351

Software – 0.1%
2,000	Eclipsys Corp.	42,380

Specialty Retail – 2.7%
9,800	Chico’s FAS, Inc.	234,514
21,100	Tiffany & Co.	753,692
900	Tractor Supply Co.	43,578

		1,031,784

Textiles & Apparel – 0.3%
3,000	Carter’s, Inc.	84,690
1,400	Volcom, Inc.	45,864

		130,554

Wireless Telecommunications – 0.5%
7,300	SBA Communications Corp.	194,983

TOTAL COMMON STOCKS – SHORT
(Proceeds $12,774,292)		$13,164,038

The percentage shown for each investment category reflects the value of investments in that category as a percentage of net assets.

*	Non-income producing security.

(a)	All or a portion of security is pledged as collateral for short sales.
ADDITIONAL INVESTMENT INFORMATION
FUTURES CONTRACTS — At October 31, 2006, the following futures contracts were open as follows:

	Number of	Settlement	Market	Unrealized
Type	Contracts Long	Month	Value	Loss

S&P Mini 500 Index	27	December 2006	$1,867,320	$9,272

The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS STRUCTURED INTERNATIONAL EQUITY FLEX FUND
Schedule of Investments
October 31, 2006

Shares	Description	Value
Common Stocks – 96.8%

Australia – 7.1%
6,043	Amcor Ltd. (Containers & Packaging)	$32,323
3,662	AMP Ltd. (Life Insurance)	26,889
19,517	APN News & Media Ltd. (Media)	92,511
253	Australian Stock Exchange Ltd. (Diversified Financials)	6,939
61,851	AXA Asia Pacific Holdings Ltd. (Insurance)	318,309
2,494	Babcock & Brown Ltd. (Diversified Financials)	42,037
17,481	BHP Billiton Ltd. (Metals & Mining)	372,084
11,116	Caltex Australia Ltd. (Oil & Gas)	191,650
6,161	Centro Properties Group (Real Estate)	36,833
14,716	Coles Myer Ltd. (Food & Drug Retailing)	154,705
6,255	Commonwealth Bank of Australia (Banks)	230,814
488	CSL Ltd. (Pharmaceuticals)	21,167
10,879	David Jones Ltd. (Multiline Retail)	30,518
13,618	Flight Centre Ltd. (Hotels, Restaurants & Leisure)	176,446
942	Goodman Fielder Ltd. (Food Products)	1,517
1,075	Incitec Pivot Ltd. (Chemicals)	20,499
3,776	Leighton Holdings Ltd. (Construction & Engineering)	62,099
10,817	Lend Lease Corp., Ltd. (Real Estate)	141,170
3,852	Lion Nathan Ltd. (Beverages)	24,703
5,582	Macquarie Communications Infrastructure Group (Transportation Infrastructure)	14,605
98,290	Macquarie Office Trust (Real Estate)	113,799
38,290	Mirvac Group (Real Estate)	145,060
720	Oxiana Ltd. (Metals & Mining)	1,864
1,765	PaperlinX Ltd. (Paper & Forest Products)	5,620
1,920	Perpetual Ltd. (Diversified Financials)	108,544
13,720	Promina Group Ltd. (Insurance)	72,067
125,153	Qantas Airways Ltd. (Airlines)	410,153
13,616	QBE Insurance Group Ltd. (Insurance)	260,186
5,560	Rio Tinto Ltd. (Metals & Mining)	338,066
584	Santos Ltd. (Oil & Gas)	4,793
2,051	Seek Ltd. (Internet Software & Services)	8,453
57,682	Symbion Health Ltd. (Pharmaceutical)	146,193
21,902	Telstra Corp., Ltd. (Diversified Telecommunications)	67,264
9,349	West Australian Newspapers Holdings Ltd. (Media)	75,004
5,357	Woolworths Ltd. (Food & Drug Retailing)	85,792
513	WorleyParsons Ltd. (Energy Equipment & Services)	7,235

		3,847,911

Austria – 1.0%
1,308	Immofinanz Immobilien Anlagen AG* (Real Estate)	15,850
121	Mayr-Melnhof Karton AG (Containers & Packaging)	22,287
10,872	Voestalpine AG (Metals & Mining)	511,198

		549,335

Belgium – 2.0%
542	Ackermans & van Haaren NV (Diversified Financials)	41,562
9,561	Delhaize Group (Food & Drug Retailing)	772,981
121	GIMV NV (Diversified Financials)	7,229
688	Omega Pharma SA (Healthcare Equipment & Supplies)	45,056
3,669	UCB SA (Pharmaceuticals)	226,924

		1,093,752

Denmark – 0.9%
2,800	Carlsberg A/S Class B (Beverages)	240,441
5,600	Danske Bank A/S (Banks)	234,533

		474,974

Finland – 1.6%
10,561	Cargotec Corp. (Commercial Services & Supplies)	480,386
1,400	Kesko Oyj Series B (Food & Drug Retailing)	66,107
14,000	Nokia Oyj (Communications Equipment)	278,275
2,501	TietoEnator Oyj (IT Consulting & Services)	69,181

		893,949

France – 13.1%
28,959	Air France-KLM (Airlines)	1,031,442
1,303	Bacou Dalloz (Commercial Services & Supplies)	159,104
269	bioMerieux (Healthcare Equipment & Supplies)	16,783
7,405	BNP Paribas (Banks)	813,265
21,712	Capgemini SA (IT Consulting & Services)	1,231,594
1,110	Christian Dior SA (Textiles)	118,568

 The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS STRUCTURED INTERNATIONAL EQUITY FLEX FUND

Shares	Description	Value
Common Stocks – (continued)

France – (continued)
30,289	Credit Agricole SA (Banks)	$1,286,811
80	Etam (Specialty Retail)	7,147
953	M6-Metropole Television (Media)	29,487
5,766	Nexans SA (Electrical Equipment)	517,480
7,507	Publicis Groupe (Media)	289,939
296	Schneider Electric SA (Electrical Equipment)	30,744
607	Sodexho Alliance SA (Hotels, Restaurants & Leisure)	32,573
2,978	Total SA (Oil & Gas)	201,448
36,372	Vivendi SA (Media)	1,378,025

		7,144,410

Germany – 9.5%
7,024	BASF AG (Chemicals)	620,208
9,186	Beiersdorf AG (Personal Products)	522,214
11,756	Deutsche Bank AG (Banks)	1,486,836
182	Deutsche Boerse AG (Diversified Financials)	29,400
11,492	Deutsche Lufthansa AG (Airlines)	265,722
1,181	Hochtief AG (Construction & Engineering)	77,254
80	MAN AG (Machinery)	7,129
8,177	Muenchener Rueckversicherungs-Gesellschaft AG (Insurance)	1,329,814
21,470	ThyssenKrupp AG (Metals & Mining)	799,281

		5,137,858

Greece – 0.8%
4,316	Babis Vovos International Construction SA (Real Estate)	115,070
11,362	Hellenic Exchanges Holding SA (Diversified Financials)	199,358
10,030	Hellenic Technodomiki Tev SA (Construction & Engineering)	101,225

		415,653

Ireland – 0.5%
7,941	Bank of Ireland (Banks)	158,816
28,393	United Drug plc (Healthcare Providers & Services)	133,416

		292,232

Italy – 5.6%
25,128	Benetton Group SpA (Textiles & Apparel)	475,310
749	Enel SpA (Electric Utilities)	7,173
22,694	Eni SpA (Oil & Gas)	686,484
15,831	Fiat SpA* (Automobiles)	278,779
50,280	Finmeccanica SpA (Aerospace & Defense)	1,206,251
952	IFIL — Investments SpA (Diversified Financials)	7,127
94	Italmobiliare SpA (Diversified Financials)	7,147
5,051	Navigazione Montanari SpA (Marine)	23,625
42,796	UniCredito Italiano SpA (Banks)	354,640

		3,046,536

Japan – 30.6%
1,000	Aloka Co., Ltd. (Healthcare Equipment & Supplies)	9,139
27,000	AMADA Co., Ltd. (Machinery)	267,741
11,400	Aoyama Trading Co., Ltd. (Specialty Retail)	349,609
1,900	Asahi Breweries Ltd. (Beverages)	27,076
1,000	Asahi Kasei Corp. (Chemicals)	6,371
4,500	Bank of The Ryukyus Ltd.* (Banks)	85,494
7,600	Canon Marketing, Inc. (Office Electronics)	179,953
6,800	Canon, Inc. (Office Electronics)	363,163
600	Capcom Co., Ltd. (Software)	11,000
15,000	Dainippon Screen MFG. Co., Ltd. (Electronic Equipment & Instruments)	124,823
59,000	Daiwa Securities Group, Inc. (Diversified Financials)	667,087
4,400	Diamond Lease Co., Ltd. (Commercial Services & Supplies)	221,835
100	Electric Power Development Co., Ltd. (Electric Utilities)	4,160
6,000	Fuji Heavy Industries Ltd. (Automobiles)	34,620
1,900	Fuji Soft, Inc. (Software)	47,883
4,900	FUJIFILM Holdings Corp. (Leisure Equipment & Products)	182,058
14,000	Fujikura Ltd. (Electrical Equipment)	149,262
4,200	Fuyo General Lease Co., Ltd. (Diversified Financials)	126,995
26,000	Gunze Ltd. (Textiles & Apparel)	136,662
16,000	Hankyu Department Stores, Inc. (Multiline Retail)	131,491
2,800	Hitachi Information Systems Ltd. (IT Consulting & Services)	59,141
43,000	Hitachi Ltd. (Electronic Equipment & Instruments)	245,843
1,200	Hokkaido Electric Power Co., Inc. (Electric Utilities)	28,624
10,000	Hokuhoku Financial Group, Inc. (Diversified Financials)	37,205
13,000	Honda Motor Co., Ltd. (Automobiles)	458,846
15,000	INES Corp.* (Commercial Services & Supplies)	98,631

The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS STRUCTURED INTERNATIONAL EQUITY FLEX FUND
Schedule of Investments (continued)
October 31, 2006

Shares	Description	Value
Common Stocks – (continued)

Japan – (continued)
600	Itochu-Shokuhin Co., Ltd. (Food & Drug Retailing)	$20,000
8,600	JFE Holdings, Inc. (Metals & Mining)	345,341
5,000	Kamigumi Co., Ltd. (Marine)	40,948
100	Leopalace21 Corp. (Real Estate)	3,755
25,000	Meiji Dairies Corp. (Food Products)	164,087
70,000	Mitsubishi Electric Corp. (Electrical Equipment)	609,497
2,900	Mitsubishi Pencil Co., Ltd. (Commercial Services & Supplies)	36,220
24	Mitsubishi UFJ Financial Group, Inc. (Banks)	304,420
87,000	NEC Corp. (Computers & Peripherals)	448,096
1,100	NEC Electronics Corp* (Semiconductor Equipment & Products)	35,099
52,000	Nippon Express Co., Ltd. (Road & Rail)	281,155
89,000	Nippon Oil Corp. (Oil & Gas)	664,925
66,000	Nippon Sheet Glass Co., Ltd. (Building Products)	296,065
54,000	Nippon Steel Corp. (Metals & Mining)	219,463
123	Nippon Telegraph & Telephone Corp. (Diversified Telecommunications)	617,880
17,000	Nippon Yusen Kabushiki Kaisha (Marine)	110,196
200	Nomura Research Institute Ltd. (IT Consulting & Services)	29,155
33,000	NSK Ltd. (Machinery)	276,212
1,000	Obayashi Corp. (Construction & Engineering)	6,553
39,300	Pioneer Corp. (Household Durables)	624,291
116	Resona Holdings, Inc. (Banks)	352,081
33,000	Ricoh Co., Ltd. (Office Electronics)	651,070
5,000	Sakai Chemical Industry Co., Ltd. (Chemicals)	24,095
100	San-A Co., Ltd. (Distributors)	3,324
2,000	Sanshin Electronics Co., Ltd. (Electronic Equipment & Instruments)	21,011
28,000	Seino Holdings Co., Ltd. (Road & Rail)	305,053
4,000	Senshukai Co., Ltd. (Internet & Catalog Retail)	39,619
1,000	Shinko Securities Co., Ltd. (Diversified Financials)	3,861
900	Shinko Shoji Co., Ltd. (Electronic Equipment & Instruments)	13,089
43,000	Sompo Japan Insurance, Inc. (Insurance)	570,393
15,100	Sony Corp. (Household Durables)	617,140
92,000	Sumitomo Chemical Co., Ltd. (Chemicals)	654,776
18,000	Sumitomo Metal Industries Ltd. (Metals & Mining)	67,649
23,000	Sumitomo Metal Mining Co., Ltd. (Metals & Mining)	302,505
11	Sumitomo Mitsui Financial Group, Inc. (Banks)	120,211
1,500	Suzuken Co., Ltd. (Healthcare Providers & Services)	52,547
5,000	Taisho Pharmaceutical Co., Ltd. (Pharmaceuticals)	89,723
11,300	Takeda Pharmaceutical Co., Ltd. (Pharmaceuticals)	725,475
13,000	Takihyo Co., Ltd. (Pharmaceuticals)	66,643
3,000	Tanabe Seiyaku Co., Ltd. (Pharmaceuticals)	36,969
5,000	The Gunma Bank Ltd. (Banks)	34,890
2,000	The Nishi-Nippon City Bank Ltd. (Banks)	9,488
1,000	The Ogaki Kyoritsu Bank Ltd. (Banks)	4,359
7,000	The Sumitomo Trust & Banking Co., Ltd. (Diversified Financials)	75,094
7,800	The Tokyo Electric Power Co., Inc. (Electrical Utilities)	226,704
1,500	TIS, Inc. (IT Consulting & Services)	33,197
2,000	TKC Corp. (Commercial Services & Supplies)	35,073
9,200	Tokyo Broadcasting System, Inc. (Media)	211,618
2,000	Tokyo Electron Ltd. (Semiconductor Equipment & Products)	149,175
3,000	Tokyo Gas Co., Ltd. (Gas Utilities)	15,314
1,000	Tokyu Store Chain Co., Ltd. (Food & Drug Retailing)	5,998
40,000	Toshiba Corp. (Computers & Peripherals)	252,438
108,000	Towa Real Estate Development Co., Ltd.* (Real Estate)	639,386
2,200	Toyota Motor Corp. (Automobiles)	129,900
9,000	Uchida Yoko Co., Ltd. (Commercial Services & Supplies)	48,436

 The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS STRUCTURED INTERNATIONAL EQUITY FLEX FUND

Shares	Description	Value
Common Stocks – (continued)

Japan – (continued)
200	ULVAC, Inc. (Electronic Equipment & Instruments)	$5,861
43,000	UNY Co., Ltd. (Multiline Retail)	539,666
600	Yamaha Motor Co., Ltd. (Automobiles)	16,396
9,400	Yamato Kogyo Co., Ltd. (Metals & Mining)	206,922
5,900	Yellow Hat Ltd. (Specialty Retail)	58,885

		16,604,104

Netherlands – 6.6%
11,689	Aegon NV (Insurance)	214,783
9,558	Akzo Nobel NV (Chemicals)	535,988
7,967	Heineken NV (Beverages)	360,809
6,308	Hunter Douglas NV (Household Durables)	485,469
96,699	Koninklijke (Royal) KPN NV (Diversified Telecommunications)	1,292,830
3,581	Nutreco Holding NV (Food Products)	213,393
14,189	Oce NV (Office Electronics)	216,369
70	OPG Groep NV (Healthcare Providers & Services)	7,180
145	Rodamco Europe NV (Real Estate)	16,774
9,463	Unilever NV (Food Products)	233,355

		3,576,950

New Zealand – 0.2%
17,766	Contact Energy Ltd. (Electric Utilities)	88,633
3,819	Fletcher Building Ltd. (Construction Materials)	24,288
5,935	The Warehouse Group Ltd. (Multiline Retail)	25,523

		138,444

Norway – 2.6%
340	Aker Kvaerner ASA (Construction & Engineering)	35,575
12,600	Bergesen Worldwide Gas ASA (Gas Utilities)	169,788
8,700	Hafslund ASA (Electric Utilities)	159,398
24,810	Norsk Hydro ASA (Oil & Gas)	574,065
960	Orkla ASA (Food & Household Products)	49,207
4,700	SeaDrill Ltd.* (Energy Equipment & Services)	67,251
21,700	Telenor ASA (Diversified Telecommunications)	343,264

		1,398,548

Portugal – 0.5%
131,170	Sonae SGPS SA (Industrial Conglomerates)	249,543

Spain – 4.2%
5,316	Compania Espanola de Petroleos SA (Oil & Gas)	414,468
31,415	Endesa SA (Electric Utilities)	1,378,285
66,146	Iberia Lineas Aereas de Espana SA (Airlines)	207,596
5,414	Union Fenosa SA (Electric Utilities)	274,716

		2,275,065

Sweden – 3.0%
1,400	Fabege AB (Real Estate)	32,606
15,800	JM AB (Real Estate)	310,954
2,000	L E Lundbergforetagen AB (Real Estate)	108,367
22,800	Securitas AB Series B (Commercial Services & Supplies)	299,905
17,600	Swedish Match AB (Tobacco)	281,184
66,000	TeliaSonera AB (Diversified Telecommunication Services)	480,488
1,600	Volvo AB Series B (Machinery)	99,732

		1,613,236

Switzerland – 6.9%
5,029	Adecco SA (Commercial Services & Supplies)	310,125
104	Bachem Holding AG (Biotechnology)	7,114
242	Baloise Holding AG (Insurance)	23,125
4	Daetwyler Holding AG (Industrial Conglomerates)	18,565
66	Elektrizitaets-Gesellschaft Laufenburg AG (Electric Utilities)	58,267
75	Galenica Holding AG (Healthcare Providers & Services)	19,207
624	Geberit AG (Building Products)	812,325
523	Huber & Suhner AG (Electrical Equipment)	71,563
176	Phoenix Mecano AG (Electronic Equipment & Instruments)	73,554
1,828	PSP Swiss Property AG* (Real Estate)	95,641
4,611	Roche Holding AG (Pharmaceuticals)	807,335
238	Serono SA (Biotechnology)	207,939
501	Swissfirst AG (Diversified Financials)	29,800
125	Valora Holding AG (Specialty Retail)	33,435
734	Verwaltungs- und Privat-Bank AG (Banks)	184,930
4,144	Zurich Financial Services AG (Insurance)	1,023,774

		3,776,699

The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS STRUCTURED INTERNATIONAL EQUITY FLEX FUND
Schedule of Investments (continued)
October 31, 2006

Shares	Description	Value
Common Stocks – (continued)

United Kingdom – 0.1%
4,203	Elan Corp. PLC* (Pharmaceuticals)	$60,598
2,007	Greencore Group PLC (Food Products)	10,165

		70,763

TOTAL COMMON STOCKS
(Cost $50,807,124)		$52,599,962

TOTAL INVESTMENTS BEFORE TIME DEPOSIT — 96.8%
(Cost $50,807,124)		$52,599,962

Principal	Interest	Maturity
Amount	Rate	Date	Value
Short-Term Obligation – 33.8%

State Street Bank & Trust Euro—Time Deposit
$18,336,000	4.85%	11/01/2006	$18,336,000
(Cost $18,336,000)

TOTAL INVESTMENTS — 130.6%
(Cost $69,143,124)			$70,935,962

LIABILITIES IN EXCESS OF OTHER ASSETS — (30.6)%			(16,602,203)

NET ASSETS — 100.0%			$54,333,759

The percentage shown for each investment category reflects the value of investments in that category as a percentage of net assets.

*	Non-income producing security.

As a % of
Net Assets
Investments Industry Classifications†

Aerospace & Defense	2.2%
Airlines	3.5
Automobiles	1.7
Banks	10.3
Beverages	1.2
Biotechnology	0.4
Building Products	2.0
Chemicals	3.4
Commercial Services & Supplies	3.1
Communications Equipment	0.5
Computers & Peripherals	1.3
Construction & Engineering	0.5
Containers & Packaging	0.1
Diversified Financials	2.6
Diversified Telecommunications	4.3
Diversified Telecommunications Services	0.9
Electric Utilities	4.1
Electrical Equipment	2.6
Electronic Equipment & Instruments	0.9
Energy Equipment & Services	0.1
Food & Drug Retailing	2.1
Food & Household Products	0.1
Food Products	1.2
Gas Utilities	0.3
Healthcare Equipment & Supplies	0.1
Healthcare Providers & Services	0.4
Hotels, Restaurants & Leisure	0.4
Household Durables	3.2
Industrial Conglomerates	0.5
Insurance	7.1
Internet & Catalog Retail	0.1
IT Consulting & Services	2.6
Leisure Equipment & Products	0.4
Machinery	1.2
Marine	0.3
Media	3.8
Metals & Mining	5.8
Multiline Retail	1.4
Office Electronics	2.6
Oil & Gas	5.1
Personal Products	1.0
Pharmaceuticals	4.0
Real Estate	3.3
Road & Rail	1.1
Semiconductor Equipment & Products	0.3
Software	0.1
Short-term Investments	33.8
Specialty Retail	0.8
Textiles	0.2
Textiles & Apparel	1.1
Tobacco	0.5

TOTAL INVESTMENTS	130.6%

The percentage shown for each industry category does not reflect the value of the total return swap contract.

†	Industry concentrations greater than one-tenth of one percent are disclosed.
 The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS STRUCTURED INTERNATIONAL EQUITY FLEX FUND

			Unrealized
	Notional	Current	Gain
	Value	Value	(Loss)
Total Return Swap Long Positions

United Kingdom
3i Group PLC	$408,614	$408,374	$(240)
Anglo American PLC	923,100	925,914	2,814
AstraZeneca PLC	1,025,577	1,022,120	(3,457)
BHP Billiton PLC	297,270	296,635	(635)
BP PLC	1,590,916	1,598,277	7,361
Brit Insurance Holdings PLC	338,381	337,891	(490)
British Airways PLC	665,576	663,777	(1,799)
British Energy Group PLC	20,105	20,138	33
British Sky Broadcasting Group PLC	697,099	698,022	923
BT Group PLC	841,714	842,448	734
Caledonia Investments PLC	261,696	261,248	(448)
Compass Group PLC	79,998	79,842	(156)
Computacenter PLC	174,556	174,065	(491)
Cookson Group PLC	654,156	652,749	(1,407)
Corus Group PLC	29,411	29,349	(62)
De La Rue PLC	269,253	268,605	(648)
DSG International PLC	368,404	368,127	(277)
George Wimpey PLC	397,185	395,484	(1,701)
GlaxoSmithKline PLC	52,268	52,128	(140)
Great Portland Estates PLC	523,194	522,142	(1,052)
Greggs PLC	272,565	272,105	(460)
HSBC Holdings PLC	782,559	782,683	124
IMI PLC	652,806	650,817	(1,989)
Inchcape PLC	306,351	305,348	(1,003)
Keller Group PLC	268,057	267,896	(161)
Rio Tinto PLC	58,512	58,650	138
Robert Wiseman Dairies PLC	63,641	63,603	(38)
ROK PLC	17,744	17,754	10
Rolls-Royce Group PLC Series B	—	355	355
Rolls-Royce Group PLC	45,404	45,327	(77)
Royal & Sun Alliance Insurance Group PLC	681,533	680,886	(647)
Royal Bank of Scotland Group PLC	1,151,533	1,149,707	(1,826)
Royal Dutch Shell PLC	559,957	561,266	1,309
Royal Dutch Shell PLC Series B	408,207	409,189	982
Sainsbury PLC	179,044	178,886	(158)
Severn Trent PLC	379,725	379,313	(412)
Smiths News PLC	52,359	52,152	(207)
The Davis Service Group PLC	131,018	130,669	(349)
Unilever PLC	740,124	740,139	15
William Hill PLC	57,096	56,934	(162)
William Morrison Supermarkets PLC	537,290	536,338	(952)
WPP Group PLC	397,978	397,737	(241)

TOTAL LONG POSITIONS	$17,361,976	$17,355,089	$(6,887)

			Unrealized
	Notional	Current	Gain
	Value	Value	(Loss)
Total Return Swap Short Positions

Australia – 5.8%
Adelaide Bank Ltd.	$(105,214)	$(105,889)	$(675)
Alumina Ltd.	(8,264)	(8,366)	(102)
Aristocrat Leisure Ltd.	(206,180)	(207,523)	(1,343)
AWB Ltd.	(22,884)	(23,076)	(192)
BlueScope Steel Ltd.	(92,827)	(93,495)	(668)
Coca-Cola Amatil Ltd.	(2,076)	(2,088)	(12)
CSR Ltd.	(7,707)	(7,762)	(55)
Energy Resources of Australia Ltd.	(113,984)	(114,773)	(789)
Iluka Resources Ltd.	(85,796)	(86,486)	(690)
John Fairfax Holdings Ltd.	(6,946)	(6,998)	(52)
Metcash Ltd.	(87,134)	(87,754)	(620)
Nufarm Ltd.	(26,108)	(26,258)	(150)
Sonic Healthcare Ltd.	(63,180)	(63,600)	(420)
Sydney Roads Group	(16,795)	(16,915)	(120)
Toll Holdings Ltd.	(14,885)	(14,952)	(67)
Transurban Group	(171,063)	(172,487)	(1,424)

			(7,379)

Austria – 1.5%
RHI AG	(272,185)	(271,630)	555

Belgium – 2.8%
Groupe Bruxelles Lambert S.A.	(500,548)	(499,752)	796

Finland – 1.1%
Nokian Renkaat Oyj	(196,600)	(196,708)	(108)
Stockmann Oyj Abp	(7,015)	(6,994)	21

			(87)

France – 9.7%
April Group	(111,223)	(110,884)	339
Areva	(27,885)	(27,874)	11
Eurofins Scientific	(86,547)	(86,475)	72
Imerys SA	(12,367)	(12,358)	9
Pernod Ricard SA	(141,906)	(141,733)	173
Rubis	(30,478)	(30,474)	4
Safran SA	(184,387)	(183,964)	423

The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS STRUCTURED INTERNATIONAL EQUITY FLEX FUND
Schedule of Investments (continued)
October 31, 2006

			Unrealized
	Notional	Current	Gain
	Value	Value	(Loss)
Total Return Swap Short Positions – (continued)

France – (continued)
Societe Immobiliere de Location pour l’Industrie et le Commerce	$(16,818)	$(16,817)	$1
Zodiac SA	(1,147,400)	(1,146,013)	1,387

			2,419

Germany – 6.8%
Grenkeleasing AG	(45,718)	(45,699)	19
Norddeutsche Affinerie AG	(6,968)	(6,985)	(17)
Pfleiderer AG	(1,179,409)	(1,180,800)	(1,391)

			(1,389)

Italy – 6.5%
Digital Multimedia Technologies SpA	(204,374)	(204,070)	304
Fastweb	(965,976)	(964,768)	1,208

			1,512

Japan – 23.9%
A&D Co. Ltd.	(112,871)	(113,463)	(592)
ARRK Corp.	(81,160)	(81,485)	(325)
Bridgestone Corp.	(4,149)	(4,166)	(17)
Chiyoda Corp.	(54,070)	(54,283)	(213)
Dowa Holdings Co. Ltd.	—	(10,930)	(10,930)
Dowa Holdings Co. Ltd.	(217,506)	(218,814)	(1,308)
Fuji Corp. Ltd.	(106,010)	(106,484)	(474)
Hoya Corp.	(26,899)	(27,047)	(148)
Japan Securities Finance Co. Ltd.	(251,822)	(253,233)	(1,411)
Keyence Corp.	(110,096)	(110,557)	(461)
Kintetsu Corp	(240,053)	(241,325)	(1,272)
Komeri Co. Ltd.	(30,835)	(31,039)	(204)
Matsumotokiyoshi Co. Ltd.	(333,836)	(335,446)	(1,610)
Meitec Corp.	(18,823)	(18,911)	(88)
MISUMI Group, Inc.	(608,503)	(611,478)	(2,975)
NEOMAX Co. Ltd.	(36,557)	(36,704)	(147)
NIDEC Corp.	(273,921)	(275,358)	(1,437)
Nippon Electric Glass Co. Ltd.	(64,272)	(64,456)	(184)
OSG Corp.	(112,857)	(113,407)	(550)
Point, Inc.	(26,535)	(26,663)	(128)
Ryohin Keikaku Co. Ltd.	(116,982)	(117,469)	(487)
Shimamura Co. Ltd.	(118,300)	(118,831)	(531)
Square Enix Co. Ltd.	(69,747)	(70,118)	(371)
Sumitomo Rubber Industries Ltd.	(85,632)	(86,013)	(381)
Sundrug Co. Ltd.	(41,012)	(41,193)	(181)
Sysmex Corp.	(484,514)	(486,544)	(2,030)
The Japan General Estate Co. Ltd.	(15,660)	(15,744)	(84)
Tokyo Seimitsu Co. Ltd.	(321,828)	(323,209)	(1,381)
Yamato Transport Co. Ltd.	(46,572)	(46,774)	(202)
Zeon Corp.	(281,845)	(282,814)	(969)

			(31,091)

Netherlands – 10.1%
Aalberts Industries NV	(226,576)	(226,275)	301
Reed Elsevier NV	(471,274)	(467,665)	3,609
Royal Numico NV	(1,130,899)	(1,128,860)	2,039

			5,949

Norway – 5.4%
Awilco Offshore ASA	(37,912)	(38,222)	(310)
Fred Olsen Energy ASA	(340,840)	(342,649)	(1,809)
Ocean Rig ASA	(505,244)	(507,182)	(1,938)
Tandberg Television ASA	(87,005)	(87,034)	(29)

			(4,086)

Sweden – 1.2%
Hexagon AB	(74,598)	(74,389)	209
Hoganas AB Series B	(110,600)	(110,424)	176
Protect Data AB	(36,273)	(36,208)	65

			450

Switzerland – 0.5%
Flughafen Zuerich AG	(38,308)	(38,283)	25
Kuehne & Nagel International AG	(55,117)	(54,909)	208

			233

United Kingdom – 24.7%
Aberdeen Asset Management PLC	(97,391)	(97,094)	297
AMEC PLC	(631,428)	(629,449)	1,979
ARM Holdings PLC	(69,942)	(69,783)	159
AWG PLC	(94,517)	(94,511)	6
BBA Group PLC	(45,322)	(45,091)	231
Burberry Group PLC	(281,421)	(280,737)	684
Cairn Energy PLC	(620,746)	(620,321)	425
Croda International PLC	(467,232)	(463,973)	3,259
EMI Group PLC	(10,710)	(10,705)	5
Experian Group Ltd.	(590,142)	(589,327)	815
Findel PLC	(13,274)	(13,264)	10
HMV Group PLC	(244,701)	(244,936)	(235)
Inmarsat PLC	(102,935)	(102,591)	344
Intertek Group PLC	(77,805)	(77,610)	195
Lonmin PLC	(68,075)	(67,846)	229
Northgate PLC	(72,846)	(72,736)	110
Northumbrian Water Group PLC	(3,781)	(3,774)	7
Reed Elsevier PLC	(250,460)	(249,875)	585

 The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS STRUCTURED INTERNATIONAL EQUITY FLEX FUND

			Unrealized
	Notional	Current	Gain
	Value	Value	(Loss)
Total Return Swap Short Positions – (continued)

United Kingdom – (continued)
SABMiller PLC	$(105,655)	$(105,573)	$82
Standard Life PLC	(240,622)	(240,475)	147
VT Group PLC	(154,522)	(154,090)	432
Whatman PLC	(78,113)	(77,987)	126
Whitbread PLC	(155,204)	(155,004)	200

			10,092

TOTAL SHORT POSITIONS	$(18,053,204)	$(18,075,230)	$(22,026)

TOTAL LONG AND SHORT POSITIONS			$(28,913)

NET FINANCING			(20,677)
CORPORATE ACTIONS			(16,067)

NET SWAP CONTRACTS			$(65,657)

The percentage shown for each investment category reflects the value of investments in that category as a percentage of the current swap value.

Morgan Stanley acts as the counterparty for this swap contract. Termination date for this contract is August 6, 2009.
The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS STRUCTURED INTERNATIONAL EQUITY FLEX FUND
Schedule of Investments (continued)
October 31, 2006
ADDITIONAL INVESTMENTS INFORMATION
FOREIGN CURRENCY CONTRACTS — At October 31, 2006, the Fund had outstanding forward foreign currency exchange contracts to purchase foreign currencies as follows:

Open Forward Foreign Currency	Expiration	Value on	Current	Unrealized
Purchase Contracts	Date	Settlement Date	Value	Gain (Loss)

Danish Krone	11/01/2006	$187,882	$188,360	$478
Euro	11/01/2006	7,405,412	7,422,294	16,882
Euro	11/02/2006	22,671	22,756	85
Norwegian Krone	11/01/2006	169,115	169,092	(23)
Swedish Krona	11/01/2006	583,374	584,257	883
Swiss Franc	11/01/2006	1,510,852	1,517,109	6,257

TOTAL OPEN FORWARD FOREIGN CURRENCY PURCHASE CONTRACTS		$9,879,306	$9,903,868	$24,562

FUTURES CONTRACTS — At October 31, 2006, the following futures contracts were open as follows:

	Number of Contracts	Settlement	Market	Unrealized
Type	Long	Month	Value	Gain (Loss)

DJ Euro Stoxx 50 Index	3	December 2006	$120,360	$259
FTSE 100 Index	1	December 2006	61,405	111
Hang Seng Index	12	November 2006	11,004,000	6,086
Topix Index	1	December 2006	16,135,000	(4,455)

			$27,320,765	$2,001

 The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS STRUCTURED EQUITY FLEX FUNDS
Statements of Assets and Liabilities
October 31, 2006

		Structured
	Structured U.S.	International
	Equity Flex Fund	Equity Flex Fund

Assets:

Investments in securities, at value (identified cost $49,254,912 and $50,807,124, respectively)	$49,819,713	$52,599,962
Time Deposit, at value (cost $0 and $18,336,000, respectively)	—	18,336,000
Cash	—	710
Foreign currencies, at value (identified cost $0 and $44,811, respectively)	—	45,654
Receivables:
Investment securities sold, at value	—	2,248,652
Fund shares sold	512,850	741,200
Due from broker — variation margin(b)	1,443,824	1,237,427
Dividends & Interest receivable, at value	4,638	50,337
Deferred offering costs	119,739	259,132
Reimbursement from adviser	95,496	121,701
Forward foreign currency exchange contracts, at value	—	24,585
Foreign tax reclaims, at value	—	563
Other assets	1,005	—

Total assets	51,997,265	75,665,923

Liabilities:

Due to custodian	110,123	—
Payables:
Investment securities purchased, at value	—	20,879,607
Investments sold short, at value (proceeds received $12,774,292)	13,164,038	—
Amounts owed to affiliates	25,247	45,500
Swap contract, at value	—	65,657
Dividends for securities sold short	3,063	—
Fund shares repurchased	1,020	—
Forward foreign currency exchange contracts, at value	—	23
Accrued expenses and other liabilities	82,042	341,377

Total liabilities	13,385,533	21,332,164

Net Assets:

Paid-in capital	38,374,444	52,449,432
Accumulated undistributed net investment income	15,870	9,399
Accumulated net realized gain on investments, securities sold short, futures, swap contract and foreign currency related transactions	55,635	144,218
Net unrealized gain on investments, securities sold short, futures, swap contract and translation of assets and liabilities denominated in foreign currencies	165,783	1,730,710

NET ASSETS	$38,611,732	$54,333,759

Net Assets:
Class A	$16,961,656	$31,008,724
Class C	10,230	113,255
Institutional	21,639,846	23,211,780

Shares Outstanding:
Class A	1,664,804	2,904,872
Class C	1,005	10,620
Institutional	2,124,356	2,171,122

Total shares of beneficial interest outstanding, $0.001 par value (unlimited shares authorized)	3,790,165	5,086,614

Net asset value, offering and redemption price per share:(a)
Class A	$10.19	$10.67
Class C	10.18	10.66
Institutional	10.19	10.69

(a)	Maximum public offering price per share (NAV per share multiplied by 1.0582) for Class A Shares of the Structured U.S. Equity Flex and Structured International Equity Flex Funds is $10.78 and $11.29, respectively. At redemption, Class C Shares may be subject to a contingent deferred sales charge, assessed on the amount equal to the lesser of the current NAV or the original purchase price of the shares.

(b)	Includes $85,050 for the Structured U.S. Equity Flex Fund and $104,297 for the Structured International Equity Flex Fund relating to initial margin requirements on futures transactions.
The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS STRUCTURED EQUITY FLEX FUNDS

Statements of Operations

		Structured
	Structured U.S.	International
	Equity Flex Fund	Equity Flex Fund

	For the Period	For the Period
	September 29, 2006	July 31, 2006
	(Commencement)	(Commencement)
	through	through
	October 31, 2006	October 31, 2006

Investment income:

Dividends(a)	$10,794	$93,297
Interest	32,026	48,393

Total income	42,820	141,690

Expenses:

Management fees	20,479	82,435
Professional fees	48,576	59,125
Printing fees	21,656	22,900
Amortization of offering costs	10,759	84,692
Custody and accounting fees	7,796	45,501
Registration fees	4,005	15,910
Distribution and Service fees(b)	2,471	8,004
Transfer Agent fees(b)	2,297	7,767
Trustee fees	3,600	3,600
Dividend expense on short positions	3,063	—
Other	414	8,008

Total expenses	125,116	337,942

Less — expense reductions	(95,495)	(234,969)

Net expenses	29,621	102,973

NET INVESTMENT INCOME	13,199	38,717

Realized and unrealized gain (loss) on investment, securities sold short, futures, swap contract and foreign currency related transactions:

Net realized gain (loss) from:
Investment transactions	17,433	257,492
Securities sold short	(12,893)	—
Futures transactions	51,095	77,300
Swap contract	—	(269,710)
Foreign currency related transactions	—	40,625
Net change in unrealized gain (loss) on:
Investments	564,801	1,792,838
Securities sold short	(389,746)	—
Futures	(9,272)	2,001
Swap contract	—	(65,657)
Translation of assets and liabilities denominated in foreign currencies	—	1,528

Net realized and unrealized gain on investment, securities sold short, futures, swap contract and foreign currency related transactions	221,418	1,836,417

NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS	$234,617	$1,875,134

(a)	Foreign taxes withheld on dividends were $6,132 for the Structured International Equity Flex Fund.
(b)	Class specific Distribution and Service and Transfer Agent fees were as follows:

	Distribution and
	Service Fees		Transfer Agent Fees

Fund	Class A	Class C	Class A	Class C	Institutional

Structured U.S. Equity Flex	$2,462	$ 9	$1,870	$ 2	$425
Structured International Equity Flex	7,933	71	6,029	13	1,725
 The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS STRUCTURED EQUITY FLEX FUNDS
Statements of Changes in Net Assets

		Structured
	Structured U.S.	International
	Equity Flex Fund	Equity Flex Fund

	For the Period	For the Period
	September 29, 2006	July 31, 2006
	(Commencement)	(Commencement)
	through	through
	October 31, 2006	October 31, 2006

From operations:

Net investment income	$13,199	$38,717
Net realized gain on investment, securities sold short, futures, swap contract and foreign currency related transactions	55,635	105,707
Net change in unrealized gain on investments, securities sold short, futures, swap contract and translation of assets and liabilities denominated in foreign currencies	165,783	1,730,710

Net increase in net assets resulting from operations	234,617	1,875,134

From share transactions:

Net proceeds from sales of shares	47,878,508	71,962,645
Cost of shares repurchased	(9,501,393)	(19,504,020)

Net increase in net assets resulting from share transactions	38,377,115	52,458,625

TOTAL INCREASE	38,611,732	54,333,759

Net assets:

Beginning of period	—	—

End of period	$38,611,732	$54,333,759

Accumulated undistributed net investment income	$15,870	$9,399

The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS STRUCTURED U.S. EQUITY FLEX FUND
Statement of Cash Flows
For the period September 29, 2006 (Commencement) through October 31, 2006

Cash flows provided (used) by operating activities:

Dividends and interest received	$41,245
Operating expenses paid	(138,570)
Net payment for margin on futures contracts	(1,402,001)
Purchases of long-term investments	(50,114,800)
Proceeds from disposition of long-term investments	877,321
Purchases to cover securities sold short	(319,605)
Proceeds for securities sold short	13,081,002

Net cash used by operating activities	(37,975,408)

Cash flows provided (used) by financing activities:

Net proceeds from sale of shares	47,365,658
Net proceeds from repurchased shares	(9,500,373)

Net cash flows provided by financing activities	37,865,285

Net decrease in cash	(110,123)
Cash, beginning of period	0

Due to custodian, end of period	$(110,123)

Reconciliation of increase in net assets from operations to net cash flows provided (used) by operating activities:

Increase in net assets from operations	$234,617

Net increase in cost of investments	(49,254,912)
Net increase in unrealized appreciation/depreciation on investments	(564,801)
Net increase in cost of investments sold short	12,774,292
Net increase in unrealized appreciation/depreciation on investments sold short	389,746
Increase in dividends and interest receivable	(4,638)
Increase in dividends sold short	3,063
Increase in due from broker — variation margin	(1,443,824)
Increase in prepaid expenses	(120,744)
Increase in net accrued expenses	11,793

Total adjustments	(38,210,025)

NET CASH FLOWS USED BY OPERATING ACTIVITIES	$(37,975,408)

 The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS STRUCTURED EQUITY FLEX FUNDS
Notes to Financial Statements
October 31, 2006
1. ORGANIZATION
Goldman Sachs Trust (the “Trust”) is a Delaware statutory trust registered under the Investment Company Act of 1940, as amended (the “Act”), as an open-end management investment company. The Trust includes the Structured U.S. Equity Flex Fund which commenced operations on September 29, 2006 and the Structured International Equity Flex Fund which commenced operations on July 31, 2006 (collectively, the “Funds” or individually a “Fund”). Each Fund is a diversified portfolio offering three classes of shares — Class A, Class C and Institutional. Class A Shares of the Funds are sold with a front-end sales charge of up to 5.50%. Class C Shares of the Funds are sold with a contingent deferred sales charge of 1.00% during the first 12 months. Institutional Class Shares of the Funds are not subject to a sales charge. Goldman, Sachs & Co. (“Goldman Sachs”) as distributor of the Funds receives such sales loads of which a certain portion may be retained. For the Structured International Equity Flex Fund a 2.00% redemption fee will be imposed on the redemption of shares (including by exchange) held for 30 calendar days or less.
2. SIGNIFICANT ACCOUNTING POLICIES
The following is a summary of the significant accounting policies consistently followed by the Funds. The preparation of financial statements in conformity with U.S. generally accepted accounting principles requires management to make estimates and assumptions that may affect the reported amounts. Actual results could differ from those estimates.
A. Investment Valuation — Investments in equity securities and investment companies traded on a U.S. securities exchange or the NASDAQ system or for investments in securities traded on a foreign securities exchange for which an independent fair value service is not available are valued daily at their last sale price or official closing price on the principal exchange or system on which they are traded. If no sale occurs, such securities and investments companies are valued at the last bid price. Debt securities are valued at prices supplied by independent pricing services, broker/ dealer-supplied valuations or matrix pricing systems. Unlisted equity securities for which market quotations are available are valued at the last sale price on valuation date, or if no sale occurs, at the last bid price. Investments in investment companies (other than those that are exchange traded) are valued at the net asset value per share on the valuation date. Short-term debt obligations maturing in sixty days or less are valued at amortized cost, which approximates market value. Securities for which market quotations are not readily available or are deemed not to reflect market value by the investment adviser are valued at fair value using methods approved by the Trust’s Board of Trustees.
     Investments in securities traded on foreign securities exchange are valued daily at fair value determined by an independent service (if available) under valuation procedures approved by the Board of Trustees consistent with applicable regulatory guidance. The independent service takes into account multiple factors including, but not limited to, movements in the U.S. securities markets, certain depositary receipts, futures contracts and foreign currency exchange rates.
     Investing in foreign markets may involve special risks and considerations not typically associated with investing in the United States. These risks include revaluation of currencies, high rates of inflation, repatriation restrictions on income and capital, and adverse political and economic developments. Moreover, securities issued in these markets may be less liquid, subject to government ownership controls and have delayed settlements, and their prices may be more volatile than those of comparable securities in the United States.
     Total return swaps are valued based on the market value of the underlying long and short positions in the swap, valued daily at the last sale price or official closing price on the principal exchange or system on which they are traded. The total market value of the underlying securities plus financing fees and dividend accruals comprises the total market value of the total return swap position. Total return swaps are reset monthly with change in market value reflected as realized gain or loss.
B. Security Transactions and Investment Income — Security transactions are reflected as of the trade date. Realized gains and losses on sales of portfolio securities are calculated using the identified cost basis. Dividend income is recorded on the ex-dividend date, net of foreign withholding taxes, if any, which are reduced by any amounts reclaimable by the Funds, where applicable. Interest income is recorded on the basis of interest accrued, premium amortized and discount accreted. In

GOLDMAN SACHS STRUCTURED EQUITY FLEX FUNDS
Notes to Financial Statements (continued)
October 31, 2006
2. SIGNIFICANT ACCOUNTING POLICIES (continued)
addition, it is the Funds’ policy to accrue for estimated capital gains taxes on foreign securities held by the Funds, which are subject to taxes.
     Net investment income (other than class-specific expenses) and unrealized and realized gains or losses are allocated daily to each class of shares of the respective Fund based upon the relative proportion of net assets of each class.
     Securities sold within a total return swap are reflected as of trade date. Realized gains and losses are calculated using the financing amount which approximates identified cost and are realized on reset date.
C. Expenses — Expenses incurred by the Trust that do not specifically relate to an individual Fund of the Trust are allocated to the Funds on a straight-line and/or “pro-rata” basis depending upon the nature of the expense.
     Class A and Class C shareholders of the Funds bear all expenses and fees relating to their respective Distribution and Service Plans. Each class of shares of the Funds separately bears its respective class-specific Transfer Agency fees.
D. Offering Costs — Offering costs paid in connection with the offering of shares of the Funds are amortized on a straight-line basis over 12 months from the date of commencement of operations.
E. Federal Taxes and Distributions to Shareholders — It is each Fund’s policy to comply with the requirements of the Internal Revenue Code (the “Code”) applicable to regulated investment companies and to distribute each year substantially all of its investment company taxable income and capital gains to its shareholders. Accordingly, no federal tax provisions are required. Dividends and distributions to shareholders are recorded on the ex-dividend date. Income and capital gains distributions, if any, are declared and paid annually. Net capital losses are carried forward to future years and may be used to the extent allowed by the Code to offset any future capital gains. Utilization of capital loss carryforwards will reduce the requirement of future capital gain distributions.
     The characterization of distributions to shareholders for financial reporting purposes is determined in accordance with Federal income tax rules, which may differ from generally accepted accounting principles. Therefore, the source of each Fund’s distributions may be shown in the accompanying financial statements as either from net investment income, net realized gains, or as a tax return of capital.
F. Foreign Currency Translations — The books and records of the Funds are maintained in U.S. dollars. Amounts denominated in foreign currencies are translated into U.S. dollars on the following basis: (i) investment valuations, foreign currency and other assets and liabilities initially expressed in foreign currencies are converted each business day into U.S. dollars based upon current exchange rates; and (ii) purchases and sales of foreign investments, income and expenses are converted into U.S. dollars based upon currency exchange rates prevailing on the respective dates of such transactions.
     Net realized and unrealized gain (loss) on foreign currency transactions will represent: (i) foreign exchange gains and losses from the sale and holdings of foreign currencies; (ii) currency gains and losses between trade date and settlement date on investment securities transactions and forward exchange contracts; and (iii) gains and losses from the difference between amounts of dividends, interest, and foreign withholding taxes recorded and the amounts actually received. The effect of changes in foreign currency exchange rates on securities and derivative instruments are not segregated in the Statements of Operations from the effects of changes in market prices of those securities and derivative instruments, but are included with the net realized and unrealized gain (loss) on securities and derivative instruments. Net unrealized foreign exchange gains and losses arising from changes in the value of other assets and liabilities as a result of changes in foreign exchange rates are included as increases and decreases in unrealized gain (loss) on foreign currency related transactions.
G. Forward Foreign Currency Exchange Contracts — The Funds may enter into forward foreign currency exchange contracts for the purchase or sale of a specific foreign currency at a fixed price on a future date as a hedge or cross-hedge against either specific transactions or portfolio positions. The Funds may also purchase and sell forward contracts to seek to increase total return. All commitments are “marked-to-market” daily at the applicable translation rates and any resulting unrealized gains or losses are recorded in the Funds’ financial statements. The Funds record realized gains or losses at the time a forward contract is offset by entry into a closing transaction or extinguished by delivery of the currency. Risks may

GOLDMAN SACHS STRUCTURED EQUITY FLEX FUNDS

2. SIGNIFICANT ACCOUNTING POLICIES (continued)
arise upon entering into these contracts from the potential inability of counterparties to meet the terms of their contracts and from unanticipated movements in the value of a foreign currency relative to the U.S. dollar.
     The contractual amounts of forward foreign currency contracts do not necessarily represent the amounts potentially subject to risk. The measurement of the risks associated with these instruments is meaningful only when all related and offsetting transactions are considered. At October 31, 2006, the Funds had segregated sufficient cash and/or securities to cover any commitments under these contracts.
H. Futures Contracts — The Funds may enter into futures transactions to hedge against changes in interest rates, securities prices, currency exchange rates or to seek to increase total return. Futures contracts are valued at the last settlement price, or in the absence of a sale, the last bid price, at the end of each day on the board of trade or exchange upon which they are traded. Upon entering into a futures contract, the Funds are required to segregate cash or securities equal to the minimum “initial margin” requirement of the associated futures exchange. Subsequent payments for futures contracts (“variation margin”) are paid or received by the Funds, dependent on the fluctuations in the value of the contracts, and are recorded for financial reporting purposes as unrealized gains or losses. When contracts are closed, the Funds realize a gain or loss which is reported in the Statements of Operations.
     The use of futures contracts involve, to varying degrees, elements of market risk which may exceed the amounts recognized in the Statements of Assets and Liabilities. Changes in the value of a futures contract may not directly correlate with changes in the value of the underlying securities. This risk may decrease the effectiveness of the Funds’ strategies and potentially result in a loss.
I. Repurchase Agreements — Repurchase agreements involve the purchase of securities subject to the seller’s agreement to repurchase the securities at a mutually agreed upon date and price. During the term of a repurchase agreement, the value of the underlying securities held as collateral on behalf of the Funds, including accrued interest, is required to exceed the value of the repurchase agreement, including accrued interest. If the seller defaults or becomes insolvent, realization of the collateral by the Funds may be delayed or limited and there may be a decline in the value of the collateral during the period while the Funds seek to assert their rights. The underlying securities for all repurchase agreements are held in safekeeping at the Funds’ custodian or designated subcustodians under triparty repurchase agreements.
     Pursuant to exemptive relief granted by the Securities and Exchange Commission (“SEC”) and terms and conditions contained therein, the Funds, together with other registered investment companies having management or investment advisory agreements with Goldman Sachs Asset Management, L.P. (“GSAM”), or its affiliates, may transfer uninvested cash into joint accounts, the daily aggregate balance of which is invested in one or more repurchase agreements.
J. Segregation Transactions — As set forth in the prospectus, the Funds may enter into certain derivative transactions to seek to increase total return. Forward foreign currency exchange contracts, futures contracts, short sales, total return swaps, written options, when-issued securities and forward commitments represent examples of such transactions. As a result of entering into these transactions, the Funds are required to segregate liquid assets, with a current value equal to or greater than the market value of the corresponding transactions.
     As an investment company registered with the SEC, the Funds must segregate liquid assets to “cover” open positions with respect to certain kinds of derivatives instruments. In the case of swaps that do not cash settle, for example, the Funds must set aside liquid assets equal to the full notional value of the swaps while the positions are open. With respect to swaps that do cash settle, however, the Funds are permitted to set aside liquid assets in an amount equal to the Funds’ daily marked-to-market net obligations (i.e., the Funds’ daily net liability) under the swaps, if any, rather than their full notional value.
K. Short Sales — Short selling involves leverage of a Fund’s assets and presents various risks. In order to establish a short position in a security, a Fund must first borrow the security from a lender, such as a Prime Broker or other counterparty. The Funds may not always be able to borrow the security at a particular time or at an acceptable cost. Thus, there is risk that the Funds may be unable to implement its investment strategy due to the lack of available securities or for other reasons.

GOLDMAN SACHS STRUCTURED EQUITY FLEX FUNDS
Notes to Financial Statements (continued)
October 31, 2006
2. SIGNIFICANT ACCOUNTING POLICIES (continued)
     After selling the borrowed security, a Fund is then obligated to “cover” the short sale by purchasing and returning the security to the lender on a later date. A Fund cannot guarantee that the security necessary to cover a short position will be available for purchase at the time the Fund wishes to close a short position or, if available, that the security will be available at an acceptable price. If the borrowed security has appreciated in value since it was sold, a Fund will be required to pay more for the replacement security than the amount it received from selling the security short. Moreover, purchasing a security to cover a short position can itself cause the price of the security to rise further. The potential loss on a short sale is unlimited because the loss increases as the price of the security sold short increases and the price may rise indefinitely. If the price of a borrowed security declines before the short position is covered, a Fund may realize a gain. A Fund’s gain on a short sale, before transactions and other costs, is generally limited to the difference between the price at which it sold the borrowed security and the price it paid to purchase the security to return to the lender.
     Short sales also involve other costs. A Fund must normally repay to the lender an amount equal to any dividend or interest that accrues while the loan is outstanding. In addition, to borrow the security, a Fund may be required to pay a premium. A Fund also will incur transaction costs in effecting short sales. The amount of any ultimate gain for a Fund resulting from a short sale will be decreased, and the amount of any ultimate loss will be increased, by the amount of premiums, dividends, interest or expenses a Fund may be required to pay in connection with the short sale.
     Until a Fund replaces a borrowed security, a Fund will be required to maintain assets in a segregated account at the custodian as collateral. Thus, short sales involve credit exposure to the broker that executes the short sales. In addition, a Fund is required to designate, on the books of its custodian, liquid assets (less any additional collateral held by the custodian) to cover the short sale obligation, marked to market daily. The requirement to segregate assets limits a Fund’s leveraging of its investments and the related risk of losses from leveraging. However, such segregation may also limit a Fund’s investment flexibility, as well as its ability to meet redemption requests or other current obligations.
L. Total Return Swap Transactions — The use of total return swaps is a highly specialized activity which involves investment techniques, risk analyses and tax planning different from those associated with ordinary portfolio securities transactions. The Structured International Equity Flex Fund’s transactions in total return swaps may be significant. These transactions can result in sizeable realized and unrealized capital gains and losses relative to the gains and losses from the Fund’s direct investments in equity securities and short sales.
     Transactions in total return swaps can involve greater risks than if the Fund had invested in securities directly since, in addition to general market risks, swaps are leveraged and are also subject to illiquidity risk, counterparty risk, credit risk and pricing risk. Because they are two party contracts and because they may have terms of greater than seven days, swap transactions may be considered to be illiquid. Moreover, the Fund will bear the risk of loss of the amount expected to be received under a total return swap in the event of the default or bankruptcy of a swap counterparty. Some total return swaps may be complex and valued subjectively. Total return swaps may also be subject to pricing or “basis” risk, which exists when a particular swap becomes extraordinarily expensive relative to historical prices or the price of corresponding cash market instruments. Under certain market conditions it may not be economically feasible to initiate a transaction or liquidate a position in time to avoid a loss or take advantage of an opportunity. If a swap transaction is particularly large or if the relevant market is illiquid, it may not be possible to initiate a transaction or liquidate a position at an advantageous time or price, which may result in significant losses.
     The prices of total return swaps can be volatile, and a variance in the degree of volatility or in the direction of securities prices from the Investment Adviser’s expectations may produce significant losses in the Fund’s investments in swaps. In addition, a perfect correlation between an equity swap and a security’s position may be impossible to achieve. As a result, the investment adviser’s use of equity swaps may not be effective in fulfilling the investment adviser’s investment strategies and may contribute to losses that would not have been incurred otherwise.

GOLDMAN SACHS STRUCTURED EQUITY FLEX FUNDS

3. AGREEMENTS
GSAM, an affiliate of Goldman Sachs, serves as the investment adviser pursuant to an Investment Management Agreement (the “Agreement”) with the Trust on behalf of the Funds. Under the Agreement, GSAM manages the Funds, subject to the general supervision of the Trust’s Board of Trustees.
     As compensation for the services rendered pursuant to the Agreement, the assumption of the expenses related thereto and administering the Funds’ business affairs, including providing facilities, GSAM is entitled to a fee (“Management fee”) computed daily and payable monthly, equal to an annual percentage rate of each Fund’s average daily net assets.
     For the period ended October 31, 2006, the Funds’ Management fees as an annual percentage rate of average daily net assets are as follows:

	Management Fee	Average Daily
Fund	Annual Rate	Net Assets

Structured U.S. Equity Flex	1.00%	First $2 Billion
	0.90	Over $2 Billion

Structured International Equity Flex	1.10%	First $2 Billion
	0.99	Over $2 Billion

     GSAM has voluntarily agreed to limit certain “Other Expenses” of the Funds (excluding Management fees, Distribution and Service fees, Transfer Agency fees and expenses, dividend expenses on short sales, taxes, interest, brokerage fees and litigation, indemnification, shareholder meeting and other extraordinary expenses exclusive of any expense offset arrangements) to the extent such expenses exceed, on an annual basis, 0.064% of the average daily net assets of each Fund. Such expense reimbursements, if any, are computed daily and paid monthly. In addition, the Funds are not obligated to reimburse GSAM for prior fiscal year expense reimbursements, if any. For the period ended October 31, 2006, GSAM reimbursed approximately $95,500 and $235,000 for the Structured U.S. Equity Flex and Structured International Equity Flex Funds, respectively.
     The Trust, on behalf of each Fund, has adopted Distribution and Service Plans (the “Plans”). Under the Plans, Goldman Sachs and/or authorized dealers are entitled to a monthly fee for distribution services equal to, on an annual basis, 0.25% and 0.75% of the Funds’ average daily net assets attributable to Class A, and Class C Shares, respectively. Additionally, Goldman Sachs and/or authorized dealers are entitled to receive, under the Plans a separate fee for personal and account maintenance services equal to, on an annual basis, 0.25% of each Fund’s average daily net assets attributable to Class C Shares.
     Goldman Sachs serves as Distributor of the shares of the Funds pursuant to a Distribution Agreement. Goldman Sachs may retain a portion of the Class A sales load and Class C contingent deferred sales charge. During the period ended October 31, 2006, Goldman Sachs advised the Funds that it retained the following approximate amounts:

		Contingent Deferred
	Sales Load	Sales Charge

Fund	Class A	Class C

Structured U.S. Equity Flex	$400	$—

Structured International Equity Flex	600	—

     Goldman Sachs also serves as the Transfer Agent of the Funds for a fee. The fees charged for such transfer agency services are calculated daily and payable monthly at an annual rate as follows: 0.19% of the average daily net assets for Class A and Class C Shares and 0.04% of the average daily net assets for Institutional Shares.

GOLDMAN SACHS STRUCTURED EQUITY FLEX FUNDS
Notes to Financial Statements (continued)
October 31, 2006
3. AGREEMENTS (continued)
     At October 31, 2006, the amounts owed to affiliates were as follows (in thousands):

	Management	Distribution and	Transfer
Fund	Fees	Service Fees	Agent Fees	Total

Structured U.S. Equity Flex	$21	$2	$2	$25

Structured International Equity Flex	35	6	5	46

4. PORTFOLIO SECURITIES TRANSACTIONS
The cost of purchases and proceeds from sales and maturities of long-term securities for the period ended October 31, 2006, were as follows:

		Sales and	Securities Sold	Purchases to Cover
Fund	Purchases	Maturities	Short	Securities Sold Short

Structured U.S. Equity Flex	$50,114,800	$877,321	$13,081,002	$319,605

Structured International Equity Flex	54,549,086	3,999,454	—	—

For the period ended October 31, 2006, Goldman Sachs earned approximately $2,900 and $7,500 of brokerage commissions from futures transactions, executed on behalf of the Structured U.S. Equity Flex and Structured International Equity Flex Funds, respectively.
5. TAX INFORMATION
As of October 31, 2006, the components of accumulated earnings on a tax basis were as follows:

	Structured U.S.	Structured International
	Equity Flex Fund	Equity Flex Fund

Undistributed ordinary income — net	$37,139	$197,922
Undistributed long-term capital gains*	25,094	—

Total undistributed earnings	$62,233	$197,922
Unrealized gains — net	175,055	1,686,405

Total accumulated earnings — net	$237,288	$1,884,327

*	Under Section 1256 of the Internal Revenue Code, net unrealized and realized gains or losses on regulated futures contracts are allocated 60% to long-term and 40% to short-term capital gain or loss regardless of the holding period.

GOLDMAN SACHS STRUCTURED EQUITY FLEX FUNDS

5. TAX INFORMATION (continued)
     As of October 31, 2006, the Funds’ aggregate security unrealized gains and losses based on cost for U.S. federal income tax purposes was as follows:

	Structured U.S.	Structured International
	Equity Flex Fund	Equity Flex Fund

Tax Cost	$49,254,912	$69,199,898

Gross unrealized gain	1,236,197	2,299,756
Gross unrealized loss	(671,396)	(563,692)

Net unrealized security gain	$564,801	$1,736,064

Net unrealized loss on other investments	(389,746)	(49,659)

Net Unrealized gain	$175,055	$1,686,405

     The difference between book-basis and tax-basis unrealized gains (losses) is attributable primarily to wash sales, differences related to the passive foreign investment company investments, net mark to market gains (losses) on Section 1256 futures and foreign currency contracts recognized for tax purposes.
     In order to present certain components of the Funds’ capital accounts on a tax basis, certain reclassifications have been recorded to the Funds’ accounts. These reclassifications have no impact on the net asset value of the Funds. Reclassifications result primarily from the difference in tax treatment of certain non-deductible expenses, swap transactions and foreign currency transactions.

			Accumulated
			Undistributed Net
		Accumulated Net	Investment
Fund	Paid-in Capital	Realized Gain	Income

Structured U.S. Equity Flex	$(2,671)	$—	$2,671
Structured International Equity Flex	(9,193)	38,511	(29,318)

6. OTHER MATTERS
     As of October 31, 2006, Goldman Sachs Group, Inc. (“GSG”) was the beneficial owner of approximately 92% and 91% of the outstanding Institutional Shares of the Structured U.S. Equity Flex Fund and Structured International Equity Flex Fund, respectively.
Legal Proceedings — Purported class and derivative action lawsuits were filed in April and May 2004 in the United States District Court for the Southern District of New York against Goldman Sachs Group, Inc. (“GSG”), GSAM and certain related parties, including certain Goldman Sachs Funds and the Trustees and Officers of the Trust. In June 2004, these lawsuits were consolidated into one action and in November 2004 a consolidated and amended complaint was filed against GSG, GSAM, Goldman Sachs Asset Management International (“GSAMI”), Goldman Sachs and certain related parties including certain Goldman Sachs Funds and the Trustees and Officers of the Trust. These Funds were not named as nominal defendants in the initial or amended complaint but certain other investment portfolios of the Trust were named as nominal defendants. Plaintiffs filed a second amended consolidated complaint on April 15, 2005. The second amended consolidated complaint alleges violations of the Act and the Investment Advisers Act of 1940. The complaint also asserts claims involving common law breach of fiduciary duty and unjust enrichment. The complaint alleges, among other things, that between April 2, 1999 and January 9, 2004 (the “Class Period”), GSAM and other defendants made improper and excessive brokerage commission and other payments to brokers that sold shares of the Goldman Sachs Funds and omitted statements of fact in registration statements and reports filed pursuant to the Act which were necessary to prevent such registration

GOLDMAN SACHS STRUCTURED EQUITY FLEX FUNDS
Notes to Financial Statements (continued)
October 31, 2006
6. OTHER MATTERS (continued)
statements and reports from being materially false and misleading. The complaint further alleges that the Goldman Sachs Funds paid excessive and improper advisory fees to Goldman Sachs. The complaint also alleges that GSAM and GSAMI used 12b-1 fees for improper purposes and made improper use of soft dollars. The complaint further alleges that the Trust’s Officers and Trustees breached their fiduciary duties in connection with the foregoing. On January 13, 2006, all claims against the defendants were dismissed by the U.S. District Court. On February 22, 2006, the plaintiffs appealed this decision. By agreement, plaintiffs subsequently withdrew their appeal without prejudice but reserved their right to reactivate their appeal pending a decision by the circuit court of appeals in similar litigation.
     Based on currently available information, GSAM and GSAMI believe that the likelihood that the pending purported class and derivative action lawsuit will have a material adverse financial impact on the Funds is remote, and the pending action is not likely to materially affect their ability to provide investment management services to their clients, including the Goldman Sachs Funds.
New Accounting Pronouncements — On July 13, 2006, the Financial Accounting Standards Board (“FASB”) released FASB Interpretation No. 48 “Accounting for Uncertainty in Income Taxes” (“FIN 48”). FIN 48 provides guidance for how uncertain tax positions should be recognized, measured, presented and disclosed in the financial statements. FIN 48 requires the evaluation of tax positions taken or expected to be taken in the course of preparing a Fund’s tax returns to determine whether the tax positions are “more-likely-than-not” of being sustained by the applicable tax authority. Tax positions not deemed to meet the more-likely-than-not threshold would be recorded as a tax benefit or expense in the current year. Adoption of FIN 48 is required for fiscal years beginning after December 15, 2006 and is to be applied to all open tax years as of the effective date. At this time, the Adviser is evaluating the implications of FIN 48 and its impact in the financial statements has not yet been determined.
     On September 15, 2006, FASB released Statement Financial Accounting Standard No. 157 “Fair Value Measurement” (“FAS 157”) which provides enhanced guidance for using fair value to measure assets and liabilities. The standard requires companies to provide expanded information about the assets and liabilities measured at fair value and the potential effect of these fair valuations on an entity’s financial performance. The standard does not expand the use of fair value in any new circumstances, but provides clarification on acceptable fair valuation methods and applications. FAS 157 is effective for financial statements issued for fiscal years beginning after November 15, 2007. The Adviser does not believe the adoption of FAS 157 will impact the amounts reported in the financial statements, however, additional disclosures will be required relating to the inputs used to develop the measurements of fair value.

GOLDMAN SACHS STRUCTURED EQUITY FLEX FUNDS

7. SUMMARY OF SHARE TRANSACTIONS
Share activity is as follows:

	Structured U.S.		Structured International
	Equity Flex Fund		Equity Flex Fund

	For the Period		For the Period
	September 29, 2006		July 31, 2006
	(Commencement)		(Commencement)
	through		through
	October 31, 2006		October 31, 2006

	Shares	Dollars	Shares	Dollars

Class A Shares
Shares sold	1,665,838	$16,738,978	2,906,251	$29,987,180
Shares repurchased	(1,034)	(10,373)	(1,379)	(14,000)

	1,664,804	16,728,605	2,904,872	29,973,180

Class C Shares
Shares sold	1,005	10,053	10,620	111,012

	1,005	10,053	10,620	111,012

Institutional Shares
Shares sold	3,072,508	31,129,477	4,039,482	41,864,453
Shares repurchased	(948,152)	(9,491,020)	(1,868,360)	(19,490,020)

	2,124,356	21,638,457	2,171,122	22,374,433

NET INCREASE	3,790,165	$38,377,115	5,086,614	$52,458,625

GOLDMAN SACHS STRUCTURED U.S. EQUITY FLEX FUND
Financial Highlights
Selected Data for a Share Outstanding for the Period

		Income from
		investment operations

	Net asset
	value,	Net	Net realized	Total from	Net asset
	beginning	investment	and unrealized	investment	value, end	Total
Year - Share Class	of period	income(a)	gain	operations	of period	return(c)

FOR THE PERIOD ENDED OCTOBER 31,

2006 - A (commenced September 29, 2006)	$10.00	$— (b)	$0.19	$0.19	$10.19	1.90%
2006 - C (commenced September 29, 2006)	10.00	— (b)	0.18	0.18	10.18	1.80
2006 - Institutional (commenced September 29, 2006)	10.00	0.01	0.18	0.19	10.19	1.90

(a)	Calculated based on the average shares outstanding methodology.
(b)	Amount is less than $0.005 per share.
(c)	Assumes investment at the net asset value at the beginning of the period, reinvestment of all dividends and distributions, a complete redemption of the investment at the net asset value at the end of the period and no sales or redemption charges. Total return would be reduced if a sales or redemption charge were taken into account. Returns do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. Total returns for periods less than one full year are not annualized.
(d)	Annualized.
 The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS STRUCTURED U.S. EQUITY FLEX FUND

				Ratios assuming no
				expense reductions
	Ratio of	Ratio of
	net expenses to	net expenses to	Ratio of	Ratio of	Ratio of	Ratio of
	average net assets	average net assets	net investment	total expenses	total expenses	net investment
Net assets,	(including dividend	(excluding dividend	income (loss)	(including dividend	(excluding dividend	loss	Portfolio
end of period	expenses for securities	expenses for securities	to average	expenses for securities	expenses for securities	to average	Turnover
(in 000s)	sold short)(d)	sold short)(d)	net assets(d)	sold short)(d)	sold short)(d)	net assets(d)	rate

$16,962	1.66%	1.50%	(0.18)%	6.40%	6.24%	(4.92)%	28%
10	2.28	2.25	0.40	7.97	7.94	(5.29)	28
21,640	1.24	1.10	1.41	5.84	5.70	(3.19)	28

GOLDMAN SACHS STRUCTURED INTERNATIONAL EQUITY FLEX FUND
Financial Highlights
Selected Data for a Share Outstanding for the Period

		Income (loss) from
		investment operations

	Net asset	Net
	value,	investment	Net realized	Total from	Net asset
	beginning	income	and unrealized	investment	value, end	Total
Year - Share Class	of period	(loss)(a)	gain	operations	of period	return(c)

FOR THE PERIOD ENDED OCTOBER 31,

2006 - A (commenced July 31, 2006)	$10.00	$— (b)	$0.67	$0.67	$10.67	6.70%
2006 - C (commenced July 31, 2006)	10.00	(0.02)	0.68	0.66	10.66	6.60
2006 - Institutional (commenced July 31, 2006)	10.00	0.02	0.67	0.69	10.69	6.90

(a)	Calculated based on the average shares outstanding methodology.
(b)	Amount is less than $0.005 per share.
(c)	Assumes investment at the net asset value at the beginning of the period, reinvestment of all dividends and distributions, a complete redemption of the investment at the net asset value at the end of the period and no sales or redemption charges. Total return would be reduced if a sales or redemption charge were taken into account. Returns do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. Total returns for periods less than one full year are not annualized.
(d)	Annualized.
 The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS STRUCTURED INTERNATIONAL EQUITY FLEX FUND

			Ratios assuming no
			expense reductions

		Ratio of		Ratio of
	Ratio of	net investment	Ratio of	net investment
Net assets,	net expenses	income (loss)	total expenses	loss	Portfolio
end of period	to average	to average	to average	to average	Turnover
(in 000s)	net assets(d)	net assets(d)	net assets(d)	net assets(d)	rate

$31,009	1.60%	0.10%	4.53%	(2.83)%	11%
113	2.35	(0.62)	5.58	(3.85)	11
23,212	1.20	0.82	4.48	(2.46)	11

Report of Independent Registered Public Accounting Firm
To the Trustees and Shareholders of
Goldman Sachs Trust — Structured Equity Flex Funds:
In our opinion, the accompanying statements of assets and liabilities, including the schedules of investments and the related statements of operations and of changes in net assets and of cash flows and the financial highlights present fairly, in all material respects, the financial position of Goldman Sachs Structured U.S. Equity Flex Fund and Structured International Equity Flex Fund, (collectively “the Structured Equity Flex Funds”), portfolios of the Goldman Sachs Trust, at October 31, 2006, and the results of each of their operations, the changes in each of their net assets and cash flows and the financial highlights for each of the periods from commencement of operations (as indicated herein) through October 31, 2006, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as “financial statements”) are the responsibility of the Structured Equity Flex Funds’ management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audits to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of investments owned at October 31, 2006, by correspondence with the custodian and brokers, provide a reasonable basis for our opinion.
PricewaterhouseCoopers LLP
Boston, Massachusetts
December 29, 2006

GOLDMAN SACHS STRUCTURED EQUITY FLEX FUNDS
Fund Expenses (Unaudited) — Period Ended October 31, 2006
          As a shareholder of Class A, Class C or Institutional Shares of the Funds you incur two types of costs: (1) transaction costs, including sales charges (loads) on purchase payments (with respect to Class A Shares), or contingent deferred sales charges (loads) on redemptions (with respect to Class C Shares) and redemption fees (with respect to Class A, Class C, or Institutional Shares, if any (for Structured International Flex Fund only) and (2) ongoing costs, including management fees; distribution and service (12b-1) fees (with respect to Class A and Class C Shares); and other Fund expenses. This Example is intended to help you understand your ongoing costs (in dollars) of investing in Class A, Class C and Institutional Shares of the Funds and to compare these costs with the ongoing costs of investing in other mutual funds.
          The Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period from September 29, 2006 and July 31, 2006 through October 31, 2006, for the Structured U.S. Equity Flex Fund and Structured International Equity Flex Fund, respectively.
Actual Expenses — The first line under each share class in the table below provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000=8.6), then multiply the result by the number in the first line under the heading entitled “Expenses Paid” to estimate the expenses you paid on your account during this period.
Hypothetical Example for Comparison Purposes — The second line under each share class in the table below provides information about hypothetical account values and hypothetical expenses based on the Funds’ actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Funds’ actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Funds and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.
          Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads), redemption fees, or exchange fees. Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

	Structured U.S. Equity Flex Fund				Structured International Equity Flex Fund

				Expenses				Expenses
	Beginning	Ending		Paid from	Beginning	Ending		Paid from
	Account Value	Account Value		9/29/06 to	Account Value	Account Value		7/31/06 to
Share Class	9/29/06	10/31/06		10/31/06	7/31/06	10/31/06		10/31/06

Class A
Actual	$1,000	$1,019.00		$1.40	$1,000	$1,067.00		$4.27
Hypothetical 5% return	1,000	1,003.14	+	1.39	1,000	1,008.61	+	4.15

Class C
Actual	1,000	1,018.00		2.00	1,000	1,066.00		6.45
Hypothetical 5% return	1,000	1,002.54	+	1.98	1,000	1,006.50	+	6.26

Institutional
Actual	1,000	1,019.00		0.99	1,000	1,069.00		3.14
Hypothetical 5% return	1,000	1,003.54	+	0.98	1,000	1,009.71	+	3.05

*	Expenses for each share class are calculated using each Fund’s annualized expense ratio for each class, which represents the ongoing expenses as a percentage of net assets for the period ended October 31, 2006. Expenses are calculated by multiplying the expense ratio by the average account value for the period; then multiplying the result by the number of days in the most recent fiscal half year; and then dividing that result by the number of days in the fiscal year. The annualized expense ratios for the period were as follows:

Fund	Class A	Class C	Institutional

Structured U.S. Equity Flex	1.53%	2.19%	1.08%
Structured International Equity Flex	1.62	2.45	1.19

+	Hypothetical expenses are based on each Fund’s actual annualized expense ratios and an assumed rate of return of 5% per year before expenses.

GOLDMAN SACHS STRUCTURED EQUITY FLEX FUNDS
Statement Regarding Basis for Approval of Management Agreement (Unaudited)
     The Structured U.S. Equity Flex Fund and Structured International Equity Flex Fund are newly-organized investment portfolios of Goldman Sachs Trust (the “Trust”). The Structured U.S. Equity Flex Fund commenced investment operations on September 29, 2006, and the Structured International Equity Flex Fund commenced investment operations on July 31, 2006.
     In connection with the Funds’ organization, the Trust’s investment management agreement (the “Management Agreement”) with Goldman Sachs Asset Management, L.P. (the “Investment Adviser”) for the Funds was approved by the Trustees, including all of the Trustees who are not parties to the Management Agreement or “interested persons” (as defined in the Investment Company Act of 1940, as amended) of any party thereto (the “Independent Trustees”), at a meeting held on March 16, 2006 (the “March Meeting”). The Management Agreement was subsequently re-approved by the Trustees, including all of the Independent Trustees, at a meeting held on June 15, 2006 (the “Annual Contract Meeting”) for an annual period ending June 30, 2007. (The March Meeting and the Annual Contract Meeting are sometimes referred to as the “Meetings.”)
     At the March Meeting, the Trustees reviewed the Management Agreement as it applied to the Funds, including information regarding the terms of the Management Agreement; the nature, extent and quality of the Investment Adviser’s services; the fees and expenses to be paid by the Funds; the Investment Adviser’s anticipated costs; the Investment Adviser’s potential economies of scale; the Investment Adviser’s proposal to voluntarily reimburse certain expenses of the Funds that exceeded a specified level; other benefits to be derived by the Investment Adviser and its affiliates from their relationship with the Funds; and a comparison of the Funds’ fees and expenses with those paid by other similar mutual funds.
     In connection with the Meetings, the Trustees received written materials and oral presentations, and were advised by their independent legal counsel regarding their responsibilities under applicable law. In evaluating the Management Agreement at the Meetings, the Trustees relied upon their knowledge of the Investment Adviser resulting from their meetings and other interactions throughout the year.
     In connection with their approval of the Management Agreement for the Funds at the Meetings, the Trustees gave weight to various factors, but did not identify any particular factor as controlling their decision. As part of their review, the Trustees considered the nature, extent and quality of the services provided by the Investment Adviser. In this regard, the Trustees considered both the investment advisory services and the other non-advisory services that would be provided by the Investment Adviser and its affiliates for the Funds. These services included services as the Funds’ transfer agent and distributor. In addition, affiliates of the Investment Adviser would receive compensation in connection with the execution of Funds’ portfolio securities transactions and sales loads on the sale of certain classes of shares offered by the Funds. The Trustees concluded that the Investment Adviser was able to provide quality services to the Funds. In this regard, the Trustees noted that, although the Funds were new and had not been managed previously by the Investment Adviser, the Investment Adviser did have past experience in managing other equity portfolios for the Trust. The Trustees believed that the investment returns of these other portfolios had been within a competitive range. The Trustees also considered the Investment Adviser’s experience in managing portfolios that engaged in short sales. The Trustees believed that the Investment Adviser was able to provide quality services to the Funds.
     The Board of Trustees also considered the contractual fee rates payable by the Funds under the Management Agreement. In this regard, information on the fees paid by the Funds and the Funds’ projected total operating expense ratios were compared to similar information for mutual funds advised by other, unaffiliated investment management firms. The comparisons of the Funds’ fee rates and total operating expense ratios were compiled by a third-party provider of mutual fund data (the “Outside Data Provider”). More particularly, the analyses compared the Funds’ management fee and projected expenses to a relevant peer group and category median. The Trustees believed that this information was useful in evaluating the reasonableness of the management fees payable by the Funds.

GOLDMAN SACHS STRUCTURED EQUITY FLEX FUNDS
Statement Regarding Basis for Approval of Management Agreement (Unaudited) (continued)
     In addition, in connection with the approval of the Management Agreement at the March Meeting, the Board approved the breakpoints in the contractual management fee rate at the following annual percentages of the average daily net assets of the Funds:

	Management Fee	Average Daily
Fund	Annual Rate	Net Assets

Structured U.S. Equity Flex	1.00%	Up to $2 Billion
	0.90	Over $2 Billion

Structured International Equity Flex	1.10	Up to $2 Billion
	0.99	Over $2 Billion

     In approving these fee breakpoints, the Trustees considered information regarding the Investment Adviser’s potential economies of scale, and whether the Funds and their shareholders would participate in the benefits of these economies. In this regard, the Trustees considered the Funds’ projected assets, the Investment Adviser’s anticipated expenses and the fee comparisons that had been provided. The Trustees noted again that the Funds were new and that the costs of the Investment Adviser in providing its services, and the related profitability information, would be reviewed periodically by the Trustees. The Trustees agreed that the fee breakpoints were a way to ensure that benefits of scalability would be passed along to shareholders at the specified asset levels. The Trustees also noted the Investment Adviser’s voluntary undertaking to limit the Funds’ total expense ratios (excluding certain expenses) to specified levels.
     At the Meetings, the Trustees also considered the other benefits that would be derived by the Investment Adviser and its affiliates from the Funds as stated above, including the fees received by them for transfer agency, securities lending, distribution and brokerage services, and the brokerage and research services that may be received by the Investment Adviser in connection with the placement of brokage transaction for the Funds. In this regard, the Trustees noted that the Investment Adviser had adopted a policy to cease obtaining third party non-broker research based on the Funds’ brokerage commissions and that a brokerage recapture program had been established for the Funds. In addition, the Trustees noted that the Funds’ costs would include dividend payment expenses and prime broker expenses.
     After deliberation and consideration of the information provided, including the factors described above, the Trustees concluded at the March Meeting, and again at the Annual Contract Meeting, that the management fees payable by the Funds were reasonable in light of the services to be provided by the Investment Adviser and the Funds’ reasonably foreseeable asset levels, and that the Management Agreement should be approved.

GOLDMAN SACHS STRUCTURED EQUITY FLEX FUNDS
Trustees and Officers (Unaudited)
Independent Trustees

				Number of
		Term of		Portfolios in
	Position(s)	Office and		Fund Complex	Other
Name,	Held with	Length of	Principal Occupation(s)	Overseen by	Directorships
Address and Age[1]	the Trust[2]	Time Served[3]	During Past 5 Years	Trustee[4]	Held by Trustee[5]

Ashok N. Bakhru Age: 64	Chairman of the Board of Trustees	Since 1991	President, ABN Associates (July 1994-March 1996 and November 1998-Present); Executive Vice President — Finance and Administration and Chief Financial Officer, Coty Inc. (manufacturer of fragrances and cosmetics) (April 1996-November 1998); Director of Arkwright Mutual Insurance Company (1984-1999); Trustee of International House of Philadelphia (program center and residential community for students and professional trainees from the United States and foreign countries) (1989-2004); Member of Cornell University Council (1992-2004); Trustee of the Walnut Street Theater (1992-2004); Trustee, Scholarship America (1998-2005); Trustee, Institute for Higher Education Policy (2003-Present); Director, Private Equity Investors — III and IV (November 1998-Present), and Equity-Limited Investors II (April 2002-Present); and Chairman, Lenders Service Inc. (provider of mortgage lending services) (2000-2003).

			Chairman of the Board of Trustees — Goldman Sachs Mutual Fund Complex (registered investment companies).	77	None

John P. Coblentz, Jr. Age: 65	Trustee	Since 2003	Partner, Deloitte & Touche LLP (June 1975-May 2003). Trustee — Goldman Sachs Mutual Fund Complex (registered investment companies).	77	None

Patrick T. Harker Age: 48	Trustee	Since 2000	Dean and Reliance Professor of Operations and Information Management, The Wharton School, University of Pennsylvania (February 2000-Present); Interim and Deputy Dean, The Wharton School, University of Pennsylvania (July 1999-2000); and Professor and Chairman of Department of Operations and Information Management, The Wharton School, University of Pennsylvania (July 1997-August 2000). Trustee — Goldman Sachs Mutual Fund Complex (registered investment companies).	77	None

Mary P. McPherson Age: 71	Trustee	Since 1997	Vice President, The Andrew W. Mellon Foundation (provider of grants for conservation, environmental and educational purposes) (October 1997-Present); Director, Smith College (1998-Present); Director, Josiah Macy, Jr. Foundation (health educational programs) (1977-Present); Director, Philadelphia Contributionship (insurance) (1985-Present); Director Emeritus, Amherst College (1986-1998); Director, The Spencer Foundation (educational research) (1993-February 2003); member of PNC Advisory Board (banking) (1993-1998); Director, American School of Classical Studies in Athens (1997-Present); and Trustee, Emeriti Retirement Health Solutions (post-retirement medical insurance program for non-profit institutions) (Since 2005).

			Trustee — Goldman Sachs Mutual Fund Complex (registered investment companies).	77	None

Wilma J. Smelcer Age: 57	Trustee	Since 2001	Chairman, Bank of America, Illinois (banking) (1998-January 2001); and Governor, Board of Governors, Chicago Stock Exchange (national securities exchange) (April 2001-April 2004). Trustee — Goldman Sachs Mutual Fund Complex (registered investment companies).	77	Lawson Products Inc. (distributor of industrial products).

GOLDMAN SACHS STRUCTURED EQUITY FLEX FUNDS
Trustees and Officers (Unaudited) (continued)
Independent Trustees

Number of
		Term of		Portfolios in
	Position(s)	Office and		Fund Complex	Other
Name,	Held with	Length of	Principal Occupation(s)	Overseen by	Directorships
Address and Age[1]	the Trust[2]	Time Served[3]	During Past 5 Years	Trustee[4]	Held by Trustee[5]

Richard P. Strubel Age: 67	Trustee	Since 1987	Vice Chairman and Director, Cardean Learning Group (provider of educational services via the internet) (2003-Present); President, COO and Director, Cardean Learning Group (1999-2003); Director, Cantilever Technologies, Inc. (a private software company) (1999-2005); Trustee, The University of Chicago (1987-Present); and Managing Director, Tandem Partners, Inc. (management services firm) (1990-1999). Trustee — Goldman Sachs Mutual Fund Complex (registered investment companies).	77	Gildan Activewear Inc. (clothing marketing and manufacturing company); Cardean Learning Group (provider of educational services via the internet); Northern Mutual Fund Complex (53 Portfolios).

Interested Trustees

				Number of
		Term of		Portfolios in
	Position(s)	Office and		Fund Complex	Other
Name,	Held with	Length of	Principal Occupation(s)	Overseen by	Directorships
Address and Age[1]	the Trust[2]	Time Served[3]	During Past 5 Years	Trustee[4]	Held by Trustee[5]

*Alan A. Shuch Age: 57	Trustee	Since 1990	Advisory Director — GSAM (May 1999-Present); Consultant to GSAM (December 1994-May 1999); and Limited Partner, Goldman Sachs (December 1994-May 1999). Trustee — Goldman Sachs Mutual Fund Complex (registered investment companies).	77	None

*Kaysie P. Uniacke Age: 45	Trustee &	Since 2001	Managing Director, GSAM (1997-Present).	77	None
President	Since 2002	Trustee — Goldman Sachs Mutual Fund Complex (registered investment companies).

President — Goldman Sachs Mutual Fund Complex (2002-Present) (registered investment companies).

Assistant Secretary — Goldman Sachs Mutual Fund Complex (1997-2002) (registered investment companies).

			Trustee — Gettysburg College

*	These persons are considered to be “Interested Trustees” because they hold positions with Goldman Sachs and own securities issued by The Goldman Sachs Group, Inc. Each Interested Trustee holds comparable positions with certain other companies of which Goldman Sachs, GSAM or an affiliate thereof is the investment adviser, administrator and/or distributor.
[1]	Each Trustee may be contacted by writing to the Trustee, c/o Goldman Sachs, One New York Plaza, 37th Floor, New York, New York, 10004, Attn: Peter V. Bonanno.
[2]	The Trust is a successor to a Massachusetts business trust that was combined with the Trust on April 30, 1997.
[3]	Each Trustee holds office for an indefinite term until the earliest of: (a) the election of his or her successor; (b) the date the Trustee resigns or is removed by the Board of Trustees or shareholders, in accordance with the Trust’s Declaration of Trust; (c) the date the Trustee attains the age of 72 years (in accordance with the current resolutions of the Board of Trustees, which may be changed by the Trustees without shareholder vote); or (d) the termination of the Trust.
[4]	The Goldman Sachs Mutual Fund Complex consists of the Trust and Goldman Sachs Variable Insurance Trust. As of August 31, 2006, the Trust consisted of 65 portfolios, including the Funds described in this Annual Report, and Goldman Sachs Variable Insurance Trust consisted of 12 portfolios.
[5]	This column includes only directorships of companies required to report to the SEC under the Securities Exchange Act of 1934 (i.e., “public companies”) or other investment companies registered under the Act.
Additional information about the Trustees is available in the Funds’ Statement of Additional Information which can be obtained from Goldman Sachs free of charge by calling this toll-free number (in the United States of America): 1-800-292-4726.

GOLDMAN SACHS STRUCTURED EQUITY FLEX FUNDS
Trustees and Officers (Unaudited) (continued)
Officers of the Trust*

Term of
Office and
	Position(s) Held	Length of
Name, Age And Address	With the Trust	Time Served[1]	Principal Occupation(s) During Past 5 Years

Kaysie P. Uniacke 32 Old Slip New York, NY 10005 Age: 45	President & Trustee	Since 2002 Since 2001	Managing Director, GSAM (1997-Present).

Trustee — Goldman Sachs Mutual Fund Complex (registered investment companies).

President — Goldman Sachs Mutual Fund Complex (registered investment companies).

Assistant Secretary — Goldman Sachs Mutual Fund Complex (1997-2002) (registered investment companies).

Trustee — Gettysburg College

James A. Fitzpatrick 71 South Wacker Drive Suite 500 Chicago, IL 60606 Age: 46	Vice President	Since 1997	Managing Director, Goldman Sachs (October 1999-Present); and Vice President of GSAM (April 1997-December 1999). Vice President — Goldman Sachs Mutual Fund Complex (registered investment companies).

James A. McNamara 32 Old Slip New York, NY 10005 Age: 44	Vice President	Since 2001	Managing Director, Goldman Sachs (December 1998-Present); Director of Institutional Fund Sales, GSAM (April 1998-December 2000); and Senior Vice President and Manager, Dreyfus Institutional Service Corporation (January 1993-April 1998).

Vice President — Goldman Sachs Mutual Fund Complex (registered investment companies).

Trustee — Goldman Sachs Mutual Fund Complex (registered investment companies) (December 2002-May 2004)

John M. Perlowski 32 Old Slip New York, NY 10005 Age: 42	Treasurer	Since 1997	Managing Director, Goldman Sachs (November 2003-Present) and Vice President, Goldman Sachs (July 1995-November 2003). Treasurer — Goldman Sachs Mutual Fund Complex (registered investment companies).

Peter V. Bonanno 32 Old Slip New York, NY 10005 Age: 37	Secretary	Since 2006	Vice President and Associate General Counsel, Goldman Sachs (2002-Present); Vice President and Assistant General Counsel, Goldman Sachs (1999-2002).

Secretary — Goldman Sachs Mutual Fund Complex (registered investment companies).

[1]	Officers hold office at the pleasure of the Board of Trustees or until their successors are duly elected and qualified. Each officer holds comparable positions with certain other companies of which Goldman Sachs, GSAM or an affiliate thereof is the investment adviser, administrator and/or distributor.
*	Represents a partial list of officers of the Trust. Additional information about all the officers is available in the Fund’s Statement of Additional Information which can be obtained from Goldman Sachs free of charge by calling this toll-free number (in the United States): 1-800-292-4726.

FUNDS PROFILE
Goldman Sachs Funds

Goldman Sachs is a premier financial services firm, known since 1869 for creating thoughtful and customized investment solutions in complex global markets.
Today, The Investment Management Division of Goldman Sachs serves a diverse set of clients worldwide, including private institutions, public entities and individuals. With portfolio management teams located around the world — and $610.2 billion in assets under management as of September 30, 2006 — our investment professionals bring firsthand knowledge of local markets to every investment decision, making us one of the few truly global asset managers.
GOLDMAN SACHS FUNDS
In building a globally diversified portfolio, you can select from more than 50 Goldman Sachs Funds and gain access to investment opportunities across borders, investment styles, asset classes and security capitalizations.

Money Market Funds[1] Fixed Income Funds
▪  Enhanced Income Fund
▪  Ultra-Short Duration Government Fund
▪  Short Duration Government Fund
▪  Short Duration Tax-Free Fund
▪  California Intermediate AMT-Free Municipal Fund
▪  New York Intermediate AMT-Free Municipal Fund
▪  Tennessee Municipal Fund
▪  Municipal Income Fund
▪  U.S. Mortgages Fund
▪  Government Income Fund
▪  Core Fixed Income Fund
▪  Core Plus Fixed Income Fund
▪  Investment Grade Credit Fund
▪  Global Income Fund
▪  High Yield Municipal Fund
▪  High Yield Fund
▪ Emerging Markets Debt Fund	Domestic Equity Funds
▪  Balanced Fund
▪  Growth and Income Fund
▪  Structured Large Cap Value[2] ▪  Large Cap Value
▪  Structured U.S. Equity Fund[2] ▪  Structured U.S. Equity Flex Fund
▪  Structured Large Cap Growth Fund[2] ▪  Capital Growth Fund
▪  Strategic Growth Fund
▪  Concentrated Growth Fund
▪  Mid Cap Value Fund
▪  Growth Opportunities Fund
▪  Small/Mid Cap Growth Fund
▪ Structured Small Cap Equity Fund[2] ▪ Small Cap Value Fund	International Equity Funds
▪  Structured International Equity Fund[2] ▪  Structured International Equity Flex Fund
▪  Concentrated International Equity Fund[2] ▪  Japanese Equity Fund
▪  International Small Cap Fund[2] ▪  Asia Equity Fund[2] ▪  Emerging Markets Equity Fund
▪  BRIC Fund (Brazil, Russia, India, China)

Asset Allocation Funds[3] Specialty Funds[3] ▪  U.S. Equity Dividend and Premium Fund
▪  Structured Tax-Managed Equity Fund[2] ▪  Real Estate Securities Fund
▪  International Real Estate Securities Fund
▪ Tollkeeper FundSM

[1]	An investment in a money market fund is neither insured nor guaranteed by the Federal Deposit Insurance Corporation or any other government agency. Although the Funds seek to preserve the value of your investment at $1.00 per share, it is possible to lose money by investing in the Funds.

[2]	Effective December 30, 2005, the Asia Growth Fund was renamed the Asia Equity Fund and the International Growth Opportunities Fund was renamed the International Small Cap Fund. Also effective December 30, 2005, the CORE International Equity, CORE Small Cap Equity, CORE Large Cap Growth, CORE Large Cap Value and CORE U.S. Equity Funds were renamed, respectively, the Structured International Equity, Structured Small Cap Equity, Structured Large Cap Growth, Structured Large Cap Value Funds and Structured U.S. Equity. Effective January 6, 2006, the CORE Tax-Managed Equity Fund was renamed the Structured Tax-Managed Equity Fund. Effective December 26, 2006 the International Equity Fund was renamed the Concentrated International Equity Fund.

[3]	Individual Funds within the Asset Allocation and Specialty categories will have various placement on the risk/return spectrum and may have greater or lesser risk than that indicated by the placement of the general Asset Allocation or Specialty category.

The Goldman Sachs Tollkeeper FundSM is a registered service mark of Goldman, Sachs & Co.

GOLDMAN SACHS ASSET MANAGEMENT, L.P. 32 OLD SLIP, 32ND FLOOR, NEW YORK, NEW YORK 10005

TRUSTEES Ashok N. Bakhru, Chairman John P. Coblentz, Jr. Patrick T. Harker Mary Patterson McPherson Alan A. Shuch Wilma J. Smelcer Richard P. Strubel Kaysie P. Uniacke	OFFICERS Kaysie P. Uniacke, President James A. Fitzpatrick, Vice President James A. McNamara, Vice President John M. Perlowski, Treasurer Peter V. Bonanno, Secretary

GOLDMAN, SACHS & CO. Distributor and Transfer Agent	GOLDMAN SACHS ASSET MANAGEMENT, L.P. Investment Adviser
Visit our Web site at www.goldmansachsfunds.com to obtain the most recent month-end returns.
The reports concerning the Funds included in this shareholder report may contain certain forward-looking statements about the factors that may affect the performance of the Funds in the future. These statements are based on Fund management’s predictions and expectations concerning certain future events and their expected impact on the Funds, such as performance of the economy as a whole and of specific industry sectors, changes in the levels of interest rates, the impact of developing world events, and other factors that may influence the future performance of the Funds. Management believes these forward-looking statements to be reasonable, although they are inherently uncertain and difficult to predict. Actual events may cause adjustments in portfolio management strategies from those currently expected to be employed.
A description of the policies and procedures that the Funds use to determine how to vote proxies relating to portfolio securities and information regarding how a Fund voted proxies relating to portfolio securities during the most recent 12-month period ended June 30 is available (I) without charge, upon request by calling 1-800-526-7384 (for Retail Shareholders) or 1-800-621-2550 (for Institutional Shareholders); and (II) on the Securities and Exchange Commission Web site at http://www.sec.gov.
The Funds file their complete schedule of portfolio holdings with the Securities and Exchange Commission (”SEC”) for the first and third quarters of each fiscal year on Form N-Q. The Funds’ Forms N-Q will become available on the SEC’s website at http://www.sec.gov within 60 days after the Funds’ first and third fiscal quarters. When available, the Funds’ Forms N-Q may be reviewed and copied at the SEC’s Public Reference Room in Washington, D.C. and information on the operation of the Public Reference Room may also be obtained by calling 1-800-SEC-0330. When available, Form N-Q may be obtained upon request and without charge by calling 1-800-526-7384 (for Retail Shareholders) or 1-800-621-2550 (for Institutional Shareholders).
Holdings and allocations shown may not be representative of current or future investments. Holdings and allocations may not include the Funds’ entire investment portfolio, which may change at any time. Fund holdings should not be relied on in making investment decisions and should not be construed as research or investment advice regarding particular securities.
This material is not authorized for distribution to prospective investors unless preceded or accompanied by a current Prospectus. Please consider a Fund’s objectives, risks, and charges and expenses, and read the Prospectus carefully before investing. The Prospectus contains this and other information about the Funds.

Copyright 2006 Goldman, Sachs & Co. All rights reserved. 06-2028	STFLEXAR / 882 / 12-06

ITEM 2.	CODE OF ETHICS.

(a)	As of the end of the period covered by this report, the registrant has adopted a code of ethics that applies to the registrant’s principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions, regardless of whether these individuals are employed by the registrant or a third party (the “Code of Ethics”).

(b)	During the period covered by this report, no amendments were made to the provisions of the Code of Ethics.

(c)	During the period covered by this report, the registrant did not grant any waivers, including an implicit waiver, from any provision of the Code of Ethics.

(d)	A copy of the Code of Ethics is available as provided in Item 12(a)(1) of this report.

ITEM 3.	AUDIT COMMITTEE FINANCIAL EXPERT.

The registrant’s board of trustees has determined that the registrant has at least one “audit committee financial expert” (as defined in Item 3 of Form N-CSR) serving on its audit committee. John P. Coblentz, Jr. is the “audit committee financial expert” and is “independent” (as each term is defined in Item 3 of Form N-CSR).

ITEM 4.	PRINCIPAL ACCOUNTANT FEES AND SERVICES.

Table 1 — Items 4(a) - 4(d). The accountant fees below reflect the aggregate fees paid by all of the Funds of the Goldman Sachs Trust and includes the Goldman Sachs Funds to which this certified shareholder report relates

	2006	2005	Description of Services Rendered
Audit Fees:

• PricewaterhouseCoopers LLP (“PwC”)	$1,071,400	$762,000	Financial statement audits

• Ernst & Young LLP (“E&Y”)	$733,788	$427,000	Financial statement audits

Audit-Related Fees:

• PwC	$195,000	$234,400	Other attest services

• E&Y	$0	$0

Tax Fees:

• PwC	$281,400	$176,800	Tax compliance services provided in connection with the preparation and review of the Registrant’s tax returns

• E&Y	$107,400	$84,850	Tax compliance services provided in connection with the preparation and review of the Registrant’s tax returns

All Other Fees:

• PwC	$0	$0

• E&Y	$0	$0

Table 2 — Items 4(b)(c) & (d). Non-Audit Services to the Goldman Sachs Trust’s service affiliates * that were pre-approved by the Audit Committee of the Goldman Sachs Trust pursuant to Rule 2-01(c)(7)(ii) of Regulation S-X

	2006	2005	Description of Services Rendered
Audit-Related Fees:

• PwC	$937,000	$683,000	Internal control review performed in accordance with Statement on Auditing Standards No. 70.

• PwC	$10,000	$0	Audit related time borne by the funds’ adviser

• E&Y	$94,130	$18,325	Audit related time borne by the funds’ adviser

Tax Fees:

• PwC	$0	$0

• E&Y	$0	$0

All Other Fees:

• PwC	$125,500	$0	Review of fund reorganization documents.

• E&Y	$18,000	$309,782	Review of fund merger documents (2006). Assistance in developing and executing testing plans for the compliance policies and procedures for Goldman Sachs Asset Management, L.P. and Goldman Sachs Mutual Funds (2005).

*	These include the advisor (excluding sub-advisors) and any entity controlling, controlled by or under common control with the advisor that provides ongoing services to the registrant (hereinafter referred to as “service affiliates”).

Item 4(e)(1) — Audit Committee Pre-Approval Policies and Procedures

Pre-Approval of Audit and Non-Audit Services Provided to the Funds of the Goldman Sachs Trust. The Audit and Non-Audit Services Pre-Approval Policy (the “Policy”) adopted by the Audit Committee of Goldman Sachs Trust (“GST”) sets forth the procedures and the conditions pursuant to which services performed by an independent auditor for GST may be pre-approved. Services may be pre-approved specifically by the Audit Committee as a whole or, in certain circumstances, by the Audit Committee Chairman or the person designated as the Audit Committee Financial Expert. In addition, subject to specified cost limitations, certain services may be pre-approved under the provisions of the Policy. The Policy provides that the Audit Committee will consider whether the services provided by an independent auditor are consistent with the Securities and Exchange Commission’s rules on auditor independence. The Policy provides for periodic review and pre-approval by the Audit Committee of the services that may be provided by the independent auditor.

     De Minimis Waiver. The pre-approval requirements of the Policy may be waived with respect to the provision of non-audit services that are permissible for an independent auditor to perform, provided (1) the aggregate amount of all such services provided constitutes no more than five percent of the total amount of revenues subject to pre-approval that was paid to the independent auditors during the fiscal year in which the services are provided; (2) such services were not recognized by GST at the time of the engagement to be non-audit services; and (3) such services are promptly brought to the attention of the Audit Committee and approved prior to the completion of the audit by the Audit Committee or by one or more members of the Audit Committee to whom authority to grant such approvals has been delegated by the Audit Committee, pursuant to the pre-approval provisions of the Policy.

     Pre-Approval of Non-Audit Services Provided to GST’s Investment Advisers. The Policy provides that, in addition to requiring pre-approval of audit and non-audit services provided to GST, the Audit Committee will pre-approve those non-audit services provided to GST’s investment advisers (and entities controlling, controlled by or under common control with the investment advisers that provide ongoing services to GST) where the engagement relates directly to the operations or financial reporting of GST.

Item 4(e)(2) – 0% of the audit-related fees, tax fees and other fees listed in Table 1 were approved by GST’s Audit Committee pursuant to the “de minimis” exception of Rule 2-01(c)(7)(i)(C) of Regulation S-X. In addition, 0% of the non-audit services to the GST’s service affiliates listed in Table 2 were approved by GST’s Audit Committee pursuant to the “de minimis” exception of Rule 2-01(c)(7)(i)(C) of Regulation S-X.

Item 4(f) – Not applicable.

Item 4(g) Aggregate Non-Audit Fees Disclosure

The aggregate non-audit fees billed to GST by PricewaterhouseCoopers LLP for the 12 months ended October 31, 2006 and October 31, 2005 were approximately $476,400 and $411,200 respectively. The aggregate non-audit fees billed to GST’s adviser and service affiliates by PricewaterhouseCoopers LLP for non-audit services for the twelve months ended November 25, 2005 and November 26, 2004 were approximately $5.2 million and $3.9 million, respectively. With regard to the aggregate non-audit fees billed to GST’s adviser and service affiliates, the 2004 and 2005 amounts include fees for non-audit services required to be pre-approved [see Table 2] and fees for non-audit services that did not require pre-approval since they did not directly relate to GST’s operations or financial reporting.

The aggregate non-audit fees billed to GST by Ernst & Young LLP for the 12 months ended October 31, 2006 and October 31, 2005 were approximately $107,400 and $84,850, respectively. The aggregate non-audit fees billed to GST’s adviser and service affiliates by Ernst & Young LLP for non-audit services for the twelve months ended December 31, 2005 and December 31, 2004 were approximately $49.0  million and $34.5 million, respectively. With regard to the aggregate non-audit fees billed to GST’s adviser and service affiliates, the 2004 and 2005 amounts include fees for non-audit services required to be pre-approved [see Table 2] and fees for non-audit services that did not require pre-approval since they did not directly relate to GST’s operations or financial reporting.

Item 4(h) — GST’s Audit Committee has considered whether the provision of non-audit services to GST’s investment adviser and service affiliates that did not require pre-approval pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X is compatible with maintaining the auditors’ independence.

ITEM 5.	AUDIT COMMITTEE OF LISTED REGISTRANTS.

Not applicable.

ITEM 6.	SCHEDULE OF INVESTMENTS.

Schedule of Investments is included as part of the Report to Stockholders filed under Item 1.

ITEM 7.	DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Not applicable.

ITEM 8.	PORTFOLIO MANAGERS OF CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Not applicable.

ITEM 9.	PURCHASES OF EQUITY SECURITIES BY CLOSED-END MANAGEMENT INVESTMENT COMPANY AND AFFILIATED PURCHASERS.

Not applicable.

ITEM 10.	SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS. There have been no material changes to the procedures by which shareholders may recommend nominees to the registrant’s board of trustees.

ITEM 11.	CONTROLS AND PROCEDURES.

(a)	The registrant’s principal executive and principal financial officers, or persons performing similar functions have concluded that the registrant’s disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940, as amended (the “1940 Act”)) are effective as of a date within 90 days of the filing of this report that includes the disclosure required by this paragraph, based on the evaluation of these controls and procedures required by Rule 30a-3(b) under the 1940 Act and 15d-15(b) under the Securities Exchange Act of 1934, as amended.

(b)	There were no changes in the registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the 1940 Act) that occurred during the registrant’s second fiscal quarter of the period covered by this report that have materially affected, or are reasonably likely to materially affect, the registrant’s internal control over financial reporting.

ITEM 12.	EXHIBITS.

(a)(1)	Goldman Sachs Trust’s Code of Ethics for Principal Executive and Senior Financial Officers is incorporated by reference to Exhibit 11(a)(1) of the registrant’s Form N-CSR filed on March 8, 2004 for its Real Estate Securities Fund (Accession Number 0000950123-04-0002984).

(a)(2)	Exhibit 99.CERT	Certifications pursuant to Section 302 of the Sarbanes-Oxley Act of 2002 filed herewith.

(b)	Exhibit 99.906CERT	Certifications pursuant to Section 906 of the Sarbanes-Oxley Act of 2002 filed herewith.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Goldman Sachs Trust

By:	/s/ Kaysie P. Uniacke

Kaysie P. Uniacke
President/Principal Executive Officer
Goldman Sachs Trust

Date:	January 16, 2007

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By:	/s/ Kaysie P. Uniacke

Kaysie P. Uniacke
President/Principal Executive Officer
Goldman Sachs Trust

Date:	January 16, 2007

By:	/s/ John M. Perlowski

John M. Perlowski
Treasurer/Principal Financial Officer
Goldman Sachs Trust

Date:	January 16, 2007